This is filed pursuant to Rule 497(e).

AllianceBernstein All-Asia Investment Fund, Inc.
File Nos. 33-84270 and 811-08776.

AllianceBernstein Global Small Cap Fund, Inc.
File No. 2-25364 and 811-01415.

AllianceBernstein Greater China '97 Fund, Inc.
File No. 333-26229 and 811-08201.

AllianceBernstein Health Care Fund, Inc.
File Nos. 333-77953 and 811-09329.

AllianceBernstein International Premier Growth Fund, Inc.
File Nos. 333-41375 and 811-08527.

AllianceBernstein Mid-Cap Growth Fund, Inc.
File Nos. 2-10768 and 811-00204.

AllianceBernstein New Europe Fund, Inc.
File No. 33-37848 and 811-06028.

AllianceBernstein Premier Growth Fund, Inc.
File Nos. 33-49530 and 811-06730.

AllianceBernstein Quasar Fund, Inc.
File No. 2-29901 and 811-01716.

AllianceBernstein Technology Fund, Inc.
File Nos. 2-70427 and 811-03131.

AllianceBernstein Worldwide Privatization Fund, Inc.
File Nos. 33-76598 and 811-08426.

The AllianceBernstein Portfolios
File Nos.  33-12988 and 811-05088

The
AllianceBernstein
Growth Funds

The AllianceBernstein Growth Funds provide a broad selection of investment alternatives to investors seeking capital growth or high total return.

Prospectus

March 31, 2003

Domestic Growth Funds

     >   AllianceBernstein Premier Growth Fund

     >   AllianceBernstein Growth Fund

     >   AllianceBernstein Mid-Cap Growth Fund

     >   AllianceBernstein Quasar Fund

     >   AllianceBernstein Technology Fund

     >   AllianceBernstein Health Care Fund

International Growth Funds

     >   AllianceBernstein International Premier Growth Fund

     >   AllianceBernstein Global Small Cap Fund

     >   AllianceBernstein Worldwide Privatization Fund

     >   AllianceBernstein New Europe Fund

     >   AllianceBernstein All-Asia Investment Fund

     >   AllianceBernstein Bernstein Greater China '97 Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO] ALLIANCEBERNSTEIN(SM)
       Investment Research and Management

Investment Products Offered
---------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
---------------------------

                             TABLE OF CONTENTS
                                                                            Page

RISK/RETURN SUMMARY .......................................................    3
Domestic Growth Funds .....................................................    4
International Growth Funds ................................................   10
Summary of Principal Risks ................................................   16
Principal Risks by Fund ...................................................   17

FEES AND EXPENSES OF THE FUNDS ............................................   18

GLOSSARY ..................................................................   21

DESCRIPTION OF THE FUNDS ..................................................   22
Investment Objectives and Principal Policies ..............................   22
Description of Additional Investment Practices ............................   30
Additional Risk Considerations ............................................   37

MANAGEMENT OF THE FUNDS ...................................................   39

PURCHASE AND SALE OF SHARES ...............................................   43
How The Funds Value Their Shares ..........................................   43
How To Buy Shares .........................................................   43
How To Exchange Shares ....................................................   43
How To Sell Shares ........................................................   43

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   44

DISTRIBUTION ARRANGEMENTS .................................................   45

CONVERSION FEATURE ........................................................   46

GENERAL INFORMATION .......................................................   46

FINANCIAL HIGHLIGHTS ......................................................   47

APPENDIX A--ADDITIONAL INFORMATION ABOUT
THE UNITED KINGDOM, JAPAN AND GREATER
CHINA COUNTRIES ...........................................................   58

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the AllianceBernstein Growth Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks begins on page 16.

More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns before and (for Class A shares) after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns, before and (for Class A shares) after taxes, for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).

A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing primarily in U.S. equity markets.

AllianceBernstein Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of U.S. companies. Unlike most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects.

Normally, the Fund invests in about 40-60 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets. The Fund also may invest up to 20% of its net assets in convertible securities and up to 20% of its total assets in equity securities of non-U.S. companies.

Among the principal risks of investing in the Fund is market risk. Because the Fund invests in a smaller number of companies than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                       1            5            10
                                      Year        Years        Years**
--------------------------------------------------------------------------------
Class       Return Before Taxes      -35.25%      -5.34%        6.66%
A***        --------------------------------------------------------------------
            Return After Taxes
              on Distributions       -35.25%      -6.05%        5.43%
            --------------------------------------------------------------------
            Return After Taxes on
              Distributions and
              Sale of Fund Shares    -21.64%      -3.71%        5.56%
--------------------------------------------------------------------------------
Class B     Return Before Taxes      -35.59%      -5.19%        6.59%
--------------------------------------------------------------------------------
Class C     Return Before Taxes      -33.58%      -5.19%        6.42%
--------------------------------------------------------------------------------
Advisor     Return Before Taxes
Class                                -32.21%      -4.21%        7.43%
--------------------------------------------------------------------------------
Russell     (reflects no
1000          deduction for
Growth        fees, expenses,
Index         or taxes)              -27.88%      -3.84%        6.70%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Dates for Class C shares: 5/3/93 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

9.98  -5.80  46.87   24.14   32.67    49.31  28.98   -19.87  -23.92   -32.38
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.05%, 4th quarter, 1998; and Worst Quarter was down -19.84%, 3rd quarter, 2001.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund emphasizes investments in large- and mid-cap companies. The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds and generally up to 20% of its total assets in foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in lower-rated, fixed-income securities and convertible bonds, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1        5       10
                                              Year     Years   Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes            -31.66%   -7.50%   5.76%
A***          ------------------------------------------------------------------
              Return After Taxes
                on Distributions             -31.66%   -8.90%   4.16%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares          -19.44%   -5.25%   4.83%
--------------------------------------------------------------------------------
Class B       Return Before Taxes            -32.01%   -7.38%   5.63%
--------------------------------------------------------------------------------
Class C       Return Before Taxes            -29.84%   -7.36%   5.47%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                        -28.41%   -6.42%   6.52%
--------------------------------------------------------------------------------
Russell       (reflects no
3000            deduction for
Growth          fees, expenses,
Index           or taxes)                    -28.03%   -4.11%   6.30%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for Class C shares: 8/2/93 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

28.99  -1.15 29.49   23.20   27.09    28.17  25.59   -18.47  -24.49   -28.63
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 28.85%, 4th quarter, 1998; and Worst Quarter was down -23.60%, 1st quarter, 2001.

AllianceBernstein Mid-Cap Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital and income primarily through investments in common stocks.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund normally invests substantially all of its assets in high-quality common stocks that Alliance expects to increase in value. Under normal circumstances, the Fund invests at least 80% of its net assets in mid-capitalization companies. The Fund also may invest in convertible securities, U.S. Government securities, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in mid-cap companies may be more volatile than investments in large-cap companies. To the extent the Fund invests in convertible securities and U.S. Government securities, your investment may have interest rate or credit risk. The Fund's investments in foreign securities have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                               1        5       10
                                             Year     Years   Years**
--------------------------------------------------------------------------------
Class         Return Before Taxes           -35.62%  -10.39%   3.33%
A***          ------------------------------------------------------------------
              Return After Taxes
                on Distributions            -35.62%  -11.35%   0.21%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares         -21.87%   -7.79%   2.08%
--------------------------------------------------------------------------------
Class B       Return Before Taxes           -36.07%  -10.37%   3.09%
--------------------------------------------------------------------------------
Class C       Return Before Taxes           -34.15%  -10.45%   2.90%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                       -32.45%   -9.39%   4.00%
--------------------------------------------------------------------------------
Russell       (reflects no
Mid-Cap         deduction for
Growth          fees, expenses,
Index           or taxes)                   -27.41%   -1.82%   6.71%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Dates for Class C shares: 5/3/93 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
-------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

14.26  -2.51 34.84   17.54   36.01    -2.72  33.90   -15.88  -18.09   -32.72
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -25.52%, 3rd quarter, 2001.

AllianceBernstein Quasar Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital by pursuing aggressive investment policies. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund generally invests in a widely diversified portfolio of equity securities spread among many industries that offer the possibility of above-average earnings growth. The Fund currently emphasizes investment in small-cap companies. The Fund invests in well-known and established companies and in new and unseasoned companies. The Fund can invest in the equity securities of any company and industry and in any type of security with potential for capital appreciation. When selecting securities, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits, and management capabilities and practices. The Fund also may invest in non-convertible bonds, preferred stocks, and foreign securities.

Among the principal risks of investing in the Fund is market risk. Investments in smaller companies tend to be more volatile than investments in large-cap or mid-cap companies. To the extent the Fund invests in non-convertible bonds, preferred stocks, and foreign stocks, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                              1        5       10
                                            Year     Years   Years**
--------------------------------------------------------------------------------
Class        Return Before Taxes           -34.73%  -10.91%   3.33%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions            -34.73%  -11.79%   0.78%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and
               Sale of Fund Shares         -21.33%   -8.41%   1.90%
--------------------------------------------------------------------------------
Class B      Return Before Taxes           -35.07%  -10.83%   3.13%
--------------------------------------------------------------------------------
Class C      Return Before Taxes           -33.07%  -10.83%   2.97%
--------------------------------------------------------------------------------
Advisor      Return Before Taxes
Class                                      -31.67%   -9.84%   4.03%
--------------------------------------------------------------------------------
Russell        (reflects no
2000           deduction for
Growth         fees, expenses,
Index          or taxes)                   -30.26%   -6.59%   2.62%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for Class C shares: 5/3/93 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

16.16  -7.27 47.64   32.62   17.24    -4.56  12.96    -7.61  -13.64   -31.84
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.79%, 3rd quarter, 2001.

AllianceBernstein Technology Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is growth of capital. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund invests at least 80% of its net assets in securities of companies that use technology extensively in the development of new or improved products or processes. Within this framework, the Fund may invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known, established companies or in new or unseasoned companies. The Fund also may invest in debt securities and up to 25% of its total assets in foreign securities.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. To the extent the Fund invests in debt and foreign securities, your investment has interest rate risk, credit risk, foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                              1        5       10
                                            Year     Years   Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes        -45.37%   -3.08%   9.30%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions         -45.37%   -3.82%   7.55%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares      -27.86%   -1.98%   7.46%
--------------------------------------------------------------------------------
Class B        Return Before Taxes        -45.67%   -2.96%   9.17%
--------------------------------------------------------------------------------
Class C        Return Before Taxes        -43.95%   -2.96%   9.01%
--------------------------------------------------------------------------------
Advisor        Return Before Taxes
Class                                     -42.79%   -1.94%  10.06%
--------------------------------------------------------------------------------
NASDAQ          (reflects no
Composite         deduction for
Index             fees, expenses,
or taxes)                                 -31.53%   -3.19%   7.03%
--------------------------------------------------------------------------------
Goldman         (reflects no
Sachs             deduction for
Technology        fees, expenses,
Index             or taxes)               -40.29%   -3.27%     n/a
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class B shares and for Class C shares: 5/3/93 and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Class B, Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratios of Class B and Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

21.63  28.50 45.80   19.41    4.54    63.14  71.78   -24.64  -25.88   -42.95
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

AllianceBernstein Health Care Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is capital appreciation and, secondarily, current income.

PRINCIPAL INVESTMENT STRATEGIES ANDRISKS:

Under normal circumstances, the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in health care and health care-related industries ("Health Care Industries") (companies principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders). Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies which are expected to profit from the development of new products and services for these industries. Under normal circumstances, the Fund invests primarily in the equity securities of U.S. companies. The Fund may invest up to 40% of its total assets in foreign securities. The Fund may invest in new, smaller or less-seasoned companies as well as in larger, established companies in Health Care Industries.

Among the principal risks of investing in the Fund are market risk and industry/sector risk. Unlike many other equity funds, the Fund invests in the securities of companies principally engaged in Health Care Industries. As a result, certain economic conditions and market changes that affect those industries may have a more significant effect on the Fund's net asset value than on the value of a more broadly diversified fund. For example, the Fund's share price could be affected by changes in competition, legislation or government regulation, government funding, product liability and other litigation, the obsolescence or development of products, or other factors specific to the health care and health sciences industries. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investment in small- to mid-capitalization companies have capitalization risk. These investments may be more volatile than investments in large-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                             1       Since
                                                            Year   Inception**
--------------------------------------------------------------------------------
Class           Return Before Taxes                       -20.74%    -3.62%
A***            ----------------------------------------------------------------
                Return After Taxes
                  on Distributions                        -20.74%    -3.69%
                ----------------------------------------------------------------
                Return After Taxes on
                  Distributions and Sale
                  of Fund Shares                          -12.74%    -2.90%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                       -21.10%    -3.37%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                       -18.71%    -3.08%
--------------------------------------------------------------------------------
Advisor         Return Before Taxes
Class                                                     -17.05%    -1.84%
--------------------------------------------------------------------------------
S&P 500          (reflects no deduction for
Index              fees, expenses, or taxes)              -22.09    -10.25%
--------------------------------------------------------------------------------
S&P              (reflects no deduction for
Healthcare           fees, expenses or taxes)
Composite                                                 -18.82%    -2.55%
--------------------------------------------------------------------------------
MSCI World
Healthcare
Index                                                     -17.98%   -4.08%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 8/27/99.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART

The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a     n/a     n/a     n/a     31.44  -17.56   -17.24
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 13.76%, 2nd quarter, 2000; and Worst Quarter was down -19.20%, 1st quarter, 2001.

INTERNATIONAL GROWTH FUNDS

The International Growth Funds offer investors seeking long-term capital appreciation a range of alternative approaches to investing in foreign securities.

AllianceBernstein International Premier Growth Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital by investing predominantly in equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of comparatively large, high-quality, international companies. The Fund invests in at least four, and usually considerably more, countries. Normally, the Fund invests no more than 15% of its total assets in issuers of any one foreign country, but may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Unlike more typical international equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of approximately 900 companies.

Normally, the Fund invests in about 50 companies, with the 35 most highly regarded of these companies usually constituting approximately 70%, and often more, of the Fund's net assets. The Fund invests in companies with market values generally in excess of $10 billion. Alliance may take advantage of market volatility to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund strives to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund invests primarily in equity securities and also may invest in convertible securities.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, since the Fund invests in a smaller number of companies than many other international equity funds, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                           1       Since
                                                          Year   Inception**
--------------------------------------------------------------------------------
Class           Return Before Taxes                       -21.94%    -7.47%
A***            ----------------------------------------------------------------
                Return After Taxes
                  on Distributions                        -21.94%    -7.67%
                ----------------------------------------------------------------
                Return After Taxes on
                Distributions and Sale
                  of Fund Shares                          -13.47%    -5.79%
--------------------------------------------------------------------------------
Class B         Return Before Taxes                       -22.34%    -7.34%
--------------------------------------------------------------------------------
Class C         Return Before Taxes                       -19.91%    -7.34%
--------------------------------------------------------------------------------
Advisor         Return Before Taxes
Class                                                     -18.26%    -6.39%
--------------------------------------------------------------------------------
MSCI            (reflects no deduction
EAFE              for fees, expenses,
Index             or taxes)                               -15.66%    -5.53%
--------------------------------------------------------------------------------
MSCI            (reflects no deduction
EAFE              for fees, expenses,
Growth            or taxes)
Index                                                     -15.76%    -7.90%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for all Classes is 3/3/98.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

n/a     n/a   n/a     n/a     n/a     n/a    47.21   -25.35  -20.17   -18.45
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 30.43%, 4th quarter, 1999; and Worst Quarter was down -21.26%, 3rd quarter, 2002.

AllianceBernstein Global Small Cap Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital through investment in a global portfolio of equity securities of selected companies with relatively small market capitalizations.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in equity securities of global companies, both domestic and foreign, with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 80% of its net assets in small cap companies. The Fund's investments emphasize companies that are in the smallest 20% of the U.S. stock market. Although these companies are small by U.S. standards, they may be among the largest companies in their own countries. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund invests in at least three countries, including the U.S.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Investments in small-capitalization companies tend to be more volatile than investments in large-cap or mid-cap companies.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                   1        5       10
                                                  Year     Years   Years**
--------------------------------------------------------------------------------
Class        Return Before Taxes                -30.48%    -8.31%   2.00%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions                 -30.48%   -10.09%  -0.52%
             -------------------------------------------------------------------
             Return After Taxes on
             Distributions and
             Sale of Fund Shares                -18.71%    -6.78%   0.89%
--------------------------------------------------------------------------------
Class B      Return Before Taxes                -30.80%    -8.21%   1.84%
--------------------------------------------------------------------------------
Class C      Return Before Taxes                -28.60%    -8.22%   1.68%
--------------------------------------------------------------------------------
Advisor      Return Before Taxes
Class                                           -27.08%    -7.27%   2.69%
--------------------------------------------------------------------------------
MSCI         (reflects no
World          deduction for
Index          fees, expenses,
               or taxes)                        -19.54%    -1.76%   6.69%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Date for Class C shares: 5/3/93 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

20.04 -4.55  27.18   19.37   8.08     3.56  46.65    -18.09  -25.07   -27.36
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 31.92%, 4th quarter, 1999; and Worst Quarter was down -24.43%, 3rd quarter, 2001.

AllianceBernstein Worldwide Privatization Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities issued by enterprises that are undergoing or have undergone privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. The Fund takes advantage of investment opportunities, historically inaccessible to U.S. individual investors, that result from the privatization of state enterprises in both established and developing economies. Because privatizations are integral to a country's economic restructuring, securities sold in initial public offerings often are attractively priced to secure the issuer's transition to private sector ownership. In addition, these enterprises often dominate their local markets and have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 30% of its total assets in any one of France, Germany, Great Britain, Italy, and Japan and may invest all of its assets in a single world region. The Fund also may invest up to 35% of its total assets in debt securities and convertible debt securities of privatized companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Companies that have undergone privatization could have more risk because they have no operating history as a private company. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                1        5         Since
                                              Year     Years    Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes            -10.24%   -1.35%        3.69%
A***         ------------------------------------------------------------------
              Return After Taxes
                on Distributions             -10.24%   -3.29%        1.67%
              ------------------------------------------------------------------
              Return After Taxes on
              Distributions and
              Sale of Fund Shares             -6.29%   -1.38%        2.58%
--------------------------------------------------------------------------------
Class B       Return Before Taxes            -10.57%   -1.20%        3.51%
--------------------------------------------------------------------------------
Class C       Return Before Taxes             -7.77%   -1.22%        3.46%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                         -5.85%   -0.18%        4.51%
--------------------------------------------------------------------------------
MSCI          (reflects no
World           deduction for
Index           fees, expenses,
(minus          or taxes)
the U.S.)                                    -15.51%   -2.44%        0.92%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.


** Inception Dates for Class A and Class B shares: 6/2/94 and for Class C shares: 2/8/95 and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a   n/a    4.91   23.14  13.18     8.92  56.33    -25.33  -18.13    -6.22
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -17.44%, 3rd quarter, 1998.

AllianceBernstein New Europe Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of European companies. The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries, although it may invest 25% or more of its assets in issuers in a single country. The Fund may invest up to 20% of its net assets in high-quality, U.S. Dollar or foreign currency denominated, fixed-income securities issued or guaranteed by European governmental entities, European or multinational companies, or supranational organizations. At December 31, 2002, the Fund had approximately 31% of its assets invested in securities of United Kingdom issuers.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. In addition, the Fund's investments in U.S. Dollar or foreign currency denominated fixed-income securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                  1        5       10
                                                 Year     Years   Years**
--------------------------------------------------------------------------------
Class          Return Before Taxes              -25.46%   -3.57%   6.97%
A***           -----------------------------------------------------------------
               Return After Taxes
                 on Distributions               -25.46%   -4.83%   5.53%
               -----------------------------------------------------------------
               Return After Taxes on
                 Distributions and
                 Sale of Fund Shares            -15.63%   -2.74%   5.67%
--------------------------------------------------------------------------------
Class B        Return Before Taxes              -25.97%   -3.51%   6.83%
--------------------------------------------------------------------------------
Class C        Return Before Taxes              -23.61%   -3.48%   6.63%
--------------------------------------------------------------------------------
Advisor        Return Before Taxes
Class                                           -22.01%   -2.53%   7.69%
--------------------------------------------------------------------------------
MSCI            (reflects no
Europe            deduction for
Index             fees, expenses,
                  or taxes)                     -18.09%   -1.96%   8.33%
--------------------------------------------------------------------------------
Solomon         (reflects no
Smith             deduction for
Barney            fees, expenses,
Europe            or taxes)
PMI Growth
Index                                           -20.92%   -3.49%   6.96%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**    Inception Dates for Class C shares: 5/3/93 and for Advisor Class shares:
      10/1/96. Performance information for periods prior to the inception of Class C and Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares and the lower expense ratio of Advisor Class shares, respectively.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

34.57   4.64  18.63  20.58  16.83     24.99  26.13    -8.81  -22.15   -22.17
--------------------------------------------------------------------------------
 93     94    95      96      97       98     99       00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 24.84%, 4th quarter, 1999; and Worst Quarter was down -25.84%, 3rd quarter, 2002.

AllianceBernstein All-Asia Investment Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in securities of various types of companies based in Asia. The Fund invests at least 65% of its total assets in equity securities, preferred stocks, and equity-linked debt securities issued by Asian companies and may invest more than 50% of its total assets in equity securities of Japanese issuers. The Fund also may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities, and may invest up to 25% of its net assets in convertible securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities issued by Asian companies and Asian debt securities. At December 31, 2002, the Fund had approximately 62% of its total assets invested in securities of Japanese companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Asian and Pacific region countries and emerging markets, the Fund's returns will be significantly more volatile and may differ substantially from the overall U.S. market generally. Your investment has the risk that market changes or other factors affecting Asian and Pacific region countries and other emerging markets, including political instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. To the extent that the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. In addition, the Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                              1        5          Since
                                            Year     Years     Inception**
--------------------------------------------------------------------------------
Class         Return Before Taxes         -20.74%    -7.44%       -8.01%
A***          ------------------------------------------------------------------
              Return After Taxes
                on Distributions          -20.74%    -7.88%       -8.44%
              ------------------------------------------------------------------
              Return After Taxes on
                Distributions and
                Sale of Fund Shares       -12.73%    -5.48%       -5.84%
--------------------------------------------------------------------------------
Class B       Return Before Taxes         -21.18%    -7.39%       -8.18%
--------------------------------------------------------------------------------
Class C       Return Before Taxes         -18.49%    -7.31%       -8.15%
--------------------------------------------------------------------------------
Advisor       Return Before Taxes
Class                                     -17.21%    -6.49%       -7.33%
--------------------------------------------------------------------------------
MSCI All      (reflects no
Country          deduction for
Asia             fees, expenses,
Pacific          or taxes)
Free Index                                 -8.34%    -3.33%       -6.53%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

** Inception Date for Class A, Class B and Class C shares: 11/28/94 and for Advisor Class shares: 10/1/96. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***   After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a   n/a   10.21   4.58   -35.10  -12.34   118.99  -40.40  -25.03   -17.25
--------------------------------------------------------------------------------
 93     94    95      96      97       98      99      00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 38.96%, 4th quarter, 1999; and Worst Quarter was down -22.26%, 4th quarter, 2000.

AllianceBernstein Greater China '97 Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of December 31, 2002, the Fund had approximately 83% of its assets invested in securities of Hong Kong companies.

Among the principal risks of investing in the Fund are market risk, foreign risk and currency risk. Because it invests in Greater China companies, the Fund's returns will be significantly more volatile and differ substantially from those of U.S. markets generally. Your investment also has the risk that market changes or other events affecting the Greater China countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*
(For the periods ended December 31, 2002)
--------------------------------------------------------------------------------
                                                    1        5         Since
                                                  Year     Years    Inception**
--------------------------------------------------------------------------------
Class        Return Before Taxes                 -18.78%    -1.88%     -7.70%
A***         -------------------------------------------------------------------
             Return After Taxes
               on Distributions                  -19.15%    -1.97%     -7.84%
             -------------------------------------------------------------------
             Return After Taxes on
               Distributions and Sale
               of Fund Shares                    -11.49%    -1.53%     -5.98%
--------------------------------------------------------------------------------
Class B      Return Before Taxes                 -19.00%    -1.79%     -7.66%
--------------------------------------------------------------------------------
Class C      Return Before Taxes                 -16.61%    -1.85%     -7.69%
--------------------------------------------------------------------------------
Advisor      Return Before Taxes
Class                                            -14.93%    -0.75%     -6.68%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
China          for fees, expenses,
Index          or taxes)                         -16.17%   -23.64%    -28.42%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
Hong           for fees, expenses
Kong           or taxes)
Index                                            -17.79%    -2.45%     -8.45%
--------------------------------------------------------------------------------
MSCI         (reflects no deduction
Taiwan         for fees, expenses
Index          or taxes)                         -24.45%   -11.03%    -14.16%
--------------------------------------------------------------------------------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**   Inception Date for all Classes is 9/3/97.

***  After-tax Returns:

      - Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

      - Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

      - Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

 n/a   n/a    n/a     n/a    n/a     -8.02    82.87  -24.33  -11.93   -15.22
--------------------------------------------------------------------------------
 93     94    95      96      97       98      99      00      01       02

                                                               Calendar Year End

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -28.31%, 3rd quarter, 2001.

SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds particularly subject to these risks appear in a chart at the end of the section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Additional Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods. All of the AllianceBernstein Growth Funds are subject to market risk.

INDUSTRY/SECTOR RISK

This is the risk of investments in a particular industry or industry sector. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of a Fund's investments. Funds particularly subject to this risk are AllianceBernstein Technology Fund and AllianceBernstein Health Care Fund. This risk may be greater for AllianceBernstein Technology Fund because technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

CAPITALIZATION RISK

This is the risk of investments in small- to mid-capitalization companies. Investments in mid-cap companies may be more volatile than investments in large-cap companies. AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund are particularly subject to this risk. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. A Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources. AllianceBernstein Quasar Fund, AllianceBernstein Health Care Fund and AllianceBernstein Global Small Cap Fund are particularly subject to this risk.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is particularly applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Growth Funds that invest a substantial portion of their assets in fixed-income securities. Interest rate risk is greater for those Funds that invest in lower-rated securities or comparable unrated securities ("junk bonds").

CREDIT RISK

This is the risk that the issuer of a security or the other party to an over-the-counter transaction will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is applicable to Funds that invest in fixed-income securities and is greater for those AllianceBernstein Growth Funds that invest more of their assets in lower-rated securities.

FOREIGN RISK

This is the risk of investments in issuers located in foreign countries. All AllianceBernstein Growth Funds with foreign securities are subject to this risk, including, in particular, AllianceBernstein Technology Fund, AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund, AllianceBernstein Global Small Cap Fund, AllianceBernstein Worldwide Privatization Fund, AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund. Funds investing in foreign securities may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

CURRENCY RISK

This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds with foreign securities are subject to this risk, including, in particular, AllianceBernstein Technology Fund, AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund, AllianceBernstein Global Small Cap Fund, AllianceBernstein Worldwide Privatization Fund, AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are AllianceBernstein Worldwide Privatization Fund, AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund.

MANAGEMENT RISK

Each AllianceBernstein Growth Fund is subject to management risk because it is an actively managed investment portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there is no guarantee that its decisions will produce the intended result.

FOCUSED PORTFOLIO RISK

Funds, such as AllianceBernstein Premier Growth Fund and AllianceBernstein International Premier Growth Fund, that invest in a limited number of companies, may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. Similarly, AllianceBernstein Greater China '97 Fund may have more risk because it is "non-diversified," meaning that it can invest more of its assets in a smaller number of companies than many other international funds.

PRINCIPAL RISKS BY FUND
--------------------------------------------------------------------------------

The following chart summarizes the principal risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

------------------------------------------------------------------------------------------------------------------------------------
                                                Industry/ Capital- Interest                          Country or             Focused
                                         Market  Sector    ization   Rate   Credit  Foreign Currency Geographic   Manage-  Portfolio
Fund                                      Risk    Risk      Risk     Risk    Risk    Risk     Risk      Risk     ment Risk    Risk
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Premier Growth Fund       o                                                                        o         o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund               o                 o        o       o       o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid-Cap Growth Fund       o                 o                                                      o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Quasar Fund               o                 o                                                      o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Technology Fund           o       o                                  o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Health Care Fund          o       o         o                        o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein International
Premier Growth Fund                         o                                          o        o                    o         o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Small Cap Fund     o                 o                        o        o                    o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Worldwide
Privatization Fund                          o                                          o        o         o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein New Europe Fund           o                                          o        o         o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein All-Asia
Investment Fund                             o                                          o        o         o          o
------------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund    o                                          o        o         o          o         o
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                              Class A Shares  Class B Shares  Class C Shares   Advisor Class Shares
                                                              --------------  --------------  --------------   --------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           4.25%           None            None             None

Maximum Deferred Sales Charge (Load)                          None            4.0%*           1.0%**           None
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)

Exchange Fee                                                  None            None            None             None

* Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Funds with the cost of investing in other funds. They assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
Premier Growth Fund            Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .97%      .97%      .97%      .97%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                 .46%      .50%      .48%      .48%
                               -----     -----     -----    ------
  Total fund
    operating expenses          1.73%     2.47%     2.45%     1.45%
                               =====     =====     =====    ======

                                    Examples
--------------------------------------------------------------------------------

                                                                      Advisor
                Class A  Class B+    Class B++   Class C+  Class C++   Class
                -------  --------    ---------   --------  ---------  -------
After 1 year    $   593  $   650     $   250     $   348    $   248   $   148
After 3 years   $   947  $   970     $   770     $   764    $   764   $   459
After 5 years   $ 1,324  $ 1,316     $ 1,316     $ 1,306    $ 1,306   $   792
After 10 years  $ 2,379  $ 2,624(b)  $ 2,624(b)  $ 2,786    $ 2,786   $ 1,735

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
Growth Fund                    Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .75%      .75%      .75%      .75%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                 .44%      .47%      .44%      .43%
                               -----     -----     -----    ------
  Total fund
    operating expenses          1.49%     2.22%     2.19%     1.18%
                               =====     =====      =====   ======

                                    Examples
--------------------------------------------------------------------------------

                                                                       Advisor
                Class A  Class B+    Class B++   Class C+  Class C++    Class
                -------  --------    ---------   --------  ---------   -------
After 1 year    $   570  $   625     $   225     $   322   $     222   $   120
After 3 years   $   876  $   894     $   694     $   685   $     685   $   375
After 5 years   $ 1,204  $ 1,190     $ 1,190     $ 1,175   $   1,175   $   649
After 10 years  $ 2,129  $ 2,370(b)  $ 2,370(b)  $ 2,524   $   2,524   $ 1,432

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
Mid-Cap Growth Fund            Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .72%      .72%      .72%      .72%
  Distribution (12b-1) fees      .22%     1.00%     1.00%     None
  Other expenses                 .40%      .48%      .44%      .36%
                               -----     -----      -----   ------
  Total fund
     operating expenses         1.34%     2.20%     2.16%     1.08%
                               =====     =====      =====   ======

                                    Examples
--------------------------------------------------------------------------------
                                                                      Advisor
                Class A  Class B+    Class B++   Class C+   Class C++  Class
                -------  --------    ---------   --------  ---------  -------
After 1 year    $   556  $   623     $   223     $   319    $   219   $   110
After 3 years   $   831  $   888     $   688     $   676    $   676   $   343
After 5 years   $ 1,128  $ 1,180     $ 1,180     $ 1,159    $ 1,159   $   595
After 10 years  $ 1,969  $ 2,316(b)  $ 2,316(b)  $ 2,493    $ 2,493   $ 1,317

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
Quasar Fund                    Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .96%      .96%      .96%      .96%
  Distribution (12b-1) fees      .27%     1.00%     1.00%     None
  Other expenses                 .69%      .76%      .75%      .64%
                               -----     -----      -----   ------
  Total fund
    operating expenses          1.92%     2.72%     2.71%     1.60%
                               =====     =====      =====   ======

                                    Examples
--------------------------------------------------------------------------------

                                                                       Advisor
                Class A  Class B+    Class B++   Class C+   Class C++    Class
                -------  --------    ---------   --------  ---------   -------
After 1 year    $   612  $   675     $   275     $   374    $   274    $   163
After 3 years   $ 1,002  $ 1,044     $   844     $   841    $   841    $   505
After 5 years   $ 1,418  $ 1,440     $ 1,440     $ 1,435    $ 1,435    $   871
After 10 years  $ 2,573  $ 2,859(b)  $ 2,859(b)  $ 3,041    $ 3,041    $ 1,900

--------------------------------------------------------------------------------
Please refer to footnotes on page 20.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
 Technology Fund               Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .90%      .90%      .90%      .90%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                 .65%      .68%      .65%      .59%
                                ----      ----      ----      ----
  Total fund
    operating expenses          1.85%     2.58%     2.55%     1.49%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------
                                                                         Advisor
                 Class A   Class B+     Class B++   Class C+  Class C++   Class
                 -------   --------     ---------   --------  ---------  -------
After 1 year     $   605   $   661      $   261     $   358   $   258    $   152
After 3 years    $   982   $ 1,002      $   802     $   793   $   793    $   471
After 5 years    $ 1,383   $ 1,370      $ 1,370     $ 1,355   $ 1,355    $   813
After 10 years   $ 2,502   $ 2,737(b)   $ 2,737(b)  $ 2,885   $ 2,885    $ 1,779

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
Health Care Fund               Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .95%      .95%      .95%      .95%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                 .60%      .65%      .62%      .62%
                                ----      ----      ----      ----
  Total fund
    operating expenses          1.85%     2.60%     2.57%     1.57%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------

                                                                         Advisor
                 Class A   Class B+     Class B++   Class C+  Class C++   Class
                 -------   --------     ---------   --------  ---------  -------
After 1 year     $   605   $   663      $   263     $   360   $   260    $   160
After 3 years    $   982   $ 1,008      $   808     $   799   $   799    $   496
After 5 years    $ 1,383   $ 1,380      $ 1,380     $ 1,365   $ 1,365    $   855
After 10 years   $ 2,502   $ 2,752(b)   $ 2,752(b)  $ 2,905   $ 2,905    $ 1,867

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
International Premier                                       Advisor
Growth Fund                    Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees               1.00%     1.00%     1.00%     1.00%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                1.17%     1.25%     1.20%     1.18%
                                ----      ----      ----      ----
  Total fund
    operating expenses          2.47%     3.25%     3.20%     2.18%
                                ====      ====      ====      ====
  Waiver and/or expense
    reimbursement (a)           0.00%    (0.05)%    0.00%     0.00%
                                ----      ----      ----      ----
  Net expenses                  2.47%     3.20%     3.20%     2.18%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------

                                                                         Advisor
                   Class A  Class B+    Class B++   Class C+  Class C++   Class
                   -------  --------    ---------   --------  ---------  -------
After 1 year       $   664  $   723     $   323     $   423   $   323    $   221
After 3 years (c)  $ 1,162  $ 1,196     $   996     $   986   $   986    $   682
After 5 years (c)  $ 1,685  $ 1,693     $ 1,693     $ 1,674   $ 1,674    $ 1,169
After 10 years (c) $ 3,112  $ 3,368(b)  $ 3,368(b)  $ 3,503   $ 3,503    $ 2,513


                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Global Small Cap                                            Advisor
Fund                           Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees               1.00%     1.00%     1.00%     1.00%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                1.32%     1.42%     1.40%     1.31%
                                ----      ----      ----      ----
  Total fund
    operating expenses          2.62%     3.42%     3.40%     2.31%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------

                                                                         Advisor
                 Class A   Class B+     Class B++   Class C+  Class C++    Class
                 -------   --------     ---------   --------  ---------  -------
After 1 year     $   679   $   745      $   345     $   443   $   343    $   234
After 3 years    $ 1,205   $ 1,251      $ 1,051     $ 1,045   $ 1,045    $   721
After 5 years    $ 1,756   $ 1,779      $ 1,779     $ 1,769   $ 1,769    $ 1,235
After 10 years   $ 3,253   $ 3,523(b)   $ 3,523(b)  $ 3,685   $ 3,685    $ 2,646

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Worldwide                                                   Advisor
Privatization Fund             Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees               1.00%     1.00%     1.00%     1.00%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                 .80%      .89%      .85%      .80%
                                ----      ----      ----      ----
  Total fund
    operating expenses          2.10%     2.89%     2.85%     1.80%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------

                                                                         Advisor
                 Class A   Class B+    Class B++    Class C+  Class C++    Class
                 -------   --------    ---------    --------  ---------  -------
After 1 year     $   629   $   692     $   292      $   388   $   288    $   183
After 3 years    $ 1,055   $ 1,095     $   895      $   883   $   883    $   566
After 5 years    $ 1,506   $ 1,523     $ 1,523      $ 1,504   $ 1,504    $   975
After 10 years   $ 2,753   $ 3,027(b)  $ 3,027(b)   $ 3,176   $ 3,176    $ 2,116

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein                                           Advisor
New Europe Fund                Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees                .99%      .99%      .99%      .99%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                 .81%      .89%      .85%      .81%
                                ----      ----      ----      ----
  Total fund
    operating expenses          2.10%     2.88%     2.84%     1.80%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------

                                                                         Advisor
                 Class A   Class B+     Class B++    Class C+  Class C++  Class
                 -------   --------     ---------    --------  --------- -------
After 1 year     $   629   $   691      $   291      $   387   $   287   $   183
After 3 years    $ 1,055   $ 1,092      $   892      $   880   $   880   $   566
After 5 years    $ 1,506   $ 1,518      $ 1,518      $ 1,499   $ 1,499   $   975
After 10 years   $ 2,753   $ 3,020(b)   $ 3,020(b)   $ 3,166   $ 3,166   $ 2,116

--------------------------------------------------------------------------------
Please refer to footnotes on page 20.

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
All-Asia Investment                                         Advisor
Fund                           Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees               1.00%     1.00%     1.00%     1.00%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses
    Administration fees          .15%      .15%      .15%      .15%
    Other operating
      expenses                  2.81%     2.96%     2.85%     2.81%
                                ----      ----      ----      ----
  Total other expenses          2.96%     3.11%     3.00%     2.96%
                                ----      ----      ----      ----
  Total fund operating
      expenses                  4.26%     5.11%     5.00%     3.96%
                                ====      ====      ====      ====
  Waiver and/or expense
      reimbursement (a)        (1.26)%   (1.41)%   (1.30)%   (1.26)%
                                ====      ====      ====      ====
  Net expenses                  3.00%     3.70%     3.70%     2.70%
                                ====      ====      ====      ====

                                    Examples
--------------------------------------------------------------------------------

                                                                        Advisor
                   Class A  Class B+    Class B++   Class C+ Class C++   Class
                   -------  --------    ---------   -------- ---------  -------
After 1 year       $   715  $   772     $   372     $   472  $   372    $   273
After 3 years (c)  $ 1,553  $ 1,607     $ 1,407     $ 1,385  $ 1,385    $ 1,092
After 5 years (c)  $ 2,404  $ 2,438     $ 2,438     $ 2,398  $ 2,398    $ 1,928
After 10 years (c) $ 4,587  $ 4,845(b)  $ 4,845(b)  $ 4,931  $ 4,931    $ 4,094

                               Operating Expenses
--------------------------------------------------------------------------------

AllianceBernstein
Greater China '97                                           Advisor
Fund                           Class A   Class B   Class C   Class
                               -------   -------   -------  -------
  Management fees               1.00%     1.00%     1.00%     1.00%
  Distribution (12b-1) fees      .30%     1.00%     1.00%     None
  Other expenses                9.52%     9.56%     9.28%     9.57%
                               -----     -----     -----     -----
  Total fund
      operating expenses       10.82%    11.56%    11.28%    10.57%
                               =====     =====     =====     =====
  Waiver and/or expense
      reimbursement (a)        (8.32)%   (8.36)%   (8.08)%   (8.37)%
                               =====     =====     =====     =====
  Net expenses                  2.50%     3.20%     3.20%     2.20%
                               =====     =====     =====     =====

                                    Examples
--------------------------------------------------------------------------------

                                                                        Advisor
                   Class A  Class B+    Class B++   Class C+ Class C++   Class
                   -------  --------    ---------   -------- ---------  -------
After 1 year       $   667  $   723     $   323     $   423  $   323    $   223
After 3 years (c)  $ 2,669  $ 2,725     $ 2,525     $ 2,478  $ 2,478    $ 2,277
After 5 years (c)  $ 4,445  $ 4,447     $ 4,447     $ 4,370  $ 4,370    $ 4,108
After 10 years (c) $ 8,055  $ 8,174(b)  $ 8,174(b)  $ 8,154  $ 8,154    $ 7,865

--------------------------------------------------------------------------------
+     Assumes redemption at end of period.

++    Assumes no redemption at end of period.

(a) Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

(b)   Assumes Class B shares convert to Class A shares after eight years.

(c) These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and
(ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by foreign governments, quasi-governmental entities, governmental agencies or other governmental entities.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

TYPES OF COMPANIES OR COUNTRIES

Asian company is an entity that (i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

Asian countries are Australia, the Democratic Socialist Republic of Sri Lanka, the Hong Kong Special Administrative Region of the People's Republic of China (Hong Kong), the Islamic Republic of Pakistan, Japan, the Kingdom of Thailand, Malaysia, Negara Brunei Darussalam (Brunei), New Zealand, the People's Republic of China, the People's Republic of Kampuchea (Cambodia), the Republic of China (Taiwan), the Republic of India, the Republic of Indonesia, the Republic of Korea (South Korea), the Republic of the Philippines, the Republic of Singapore, the Socialist Republic of Vietnam and the Union of Myanmar.

European company is a company (i) organized under the laws of a European country that issues equity or debt securities that are traded principally on a European stock exchange, or (ii) a company that derives 50% or more of its total revenues or profits from businesses in Europe.

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country, (ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Health Care Industries include the health care and health care-related (including health sciences) industries. These industries are principally engaged in the discovery, development, provision, production or distribution of products and services that relate to the diagnosis, treatment and prevention of diseases or other medical disorders. Companies in these fields include, but are not limited to, pharmaceutical firms; companies that design, manufacture or sell medical supplies, equipment and support services; companies that operate hospitals and other health care facilities; and companies engaged in medical, diagnostic, biochemical, biotechnological or other health sciences research and development.

International company is an entity that (i) is organized under the laws of a foreign country and conducts business in a foreign country, (ii) derives 50% or more of its total revenues from business in foreign countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a foreign country.

Non-U.S. company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of a non-U.S. company are considered to be issued by a U.S. company.

RATING AGENCIES, RATED SECURITIES and INDEXES

Fitch is Fitch Ratings, the international rating agency formed through the merger of Fitch IBCA, Inc. and Duff & Phelps Credit Rating Co.

Investment grade securities are fixed-income securities rated Baa and above by Moody's or BBB and above by S&P or Fitch, or determined by Alliance to be of equivalent quality.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

S&P 500 Index is S&P's 500 Composite Stock Price Index, a widely recognized unmanaged index of market activity.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives, principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Additional Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments and risks can be found in the Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES

DOMESTIC GROWTH FUNDS

The Domestic Growth Funds offer investors seeking capital appreciation a range of alternative approaches to investing in the U.S. equity markets.

AllianceBernstein Premier Growth Fund

AllianceBernstein Premier Growth Fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund normally invests at least 80% of its total assets in the equity securities of U.S. companies. Normally, about 40-60 companies will be represented in the Fund's portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies.

Alliance's investment strategy for the Fund emphasizes stock selection and investment in the securities of a limited number of issuers. Alliance relies heavily upon the fundamental analysis and research of its large internal research staff, which generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

In managing the Fund, Alliance seeks to utilize market volatility judiciously (assuming no change in company fundamentals), striving to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Fund becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Alliance thus seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

Alliance expects the average market capitalization of companies represented in the Fund's portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500 Index.

The Fund also may:

o     invest up to 20% of its net assets in convertible securities;

o     invest up to 20% of its total assets in foreign securities;

o purchase and sell exchange-traded index options and stock index futures contracts;

o write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets;

o     invest up to 5% of its net assets in rights or warrants; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Because the Fund invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

AllianceBernstein Growth Fund

AllianceBernstein Growth Fund seeks long-term growth of capital. Current income is only an incidental consideration. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks and long-term growth rates that are expected to exceed that of the U.S. economy over time. The Fund's investment objective is not fundamental.

The Fund also may invest up to 25% of its total assets in lower-rated, fixed-income securities and convertible bonds. The Fund generally will not invest in securities rated at the time of purchase below Caa- by Moody's and CCC- by S&P or Fitch or in securities judged by Alliance to be of comparable investment quality. From time to time, however, the Fund may invest in securities rated in the lowest grades (i.e., C by Moody's or D or equivalent by S&P or Fitch) or securities of comparable investment quality if there are prospects for an upgrade or a favorable conversion into equity securities. If the credit rating of a security held by the Fund falls below its rating at the time of purchase (or Alliance determines that the credit quality of the security has deteriorated), the Fund may continue to hold the security if such investment is considered appropriate under the circumstances.

The Fund also may:

o     invest in zero-coupon and payment-in-kind bonds;

o invest in foreign securities, although not generally in excess of 20% of its total assets;

o buy or sell foreign currencies, options on foreign currencies, and foreign currency futures contracts (and related options) and enter into forward foreign currency exchange contracts;

o     enter into forward commitments;

o buy and sell stock index futures contracts and options on futures contracts and on stock indices;

o purchase and sell futures contracts and options on futures contracts and U.S. Treasury securities;

o     write covered call and put options;

o     purchase and sell put and call options;

o     make loans of portfolio securities of up to 25% of its total assets; and

o     enter into repurchase agreements of up to 25% of its total assets.

AllianceBernstein Mid-Cap Growth Fund

AllianceBernstein MId-Cap Growth Fund seeks long-term growth of capital and income primarily through investment in common stocks. The Fund normally invests substantially all of its assets in common stocks that Alliance believes will appreciate in value. Under normal circumstances, the Fund will invest at least 80% of its net assets in mid-capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund also may invest in other types of securities such as convertible securities, investment grade instruments, U.S. Government securities and high quality, short-term obligations such as repurchase agreements, bankers' acceptances and domestic certificates of deposit. The Fund may invest without limit in foreign securities. The Fund generally does not effect portfolio transactions in order to realize short-term trading profits or exercise control.

The Fund also may:

o write exchange-traded covered call options on up to 25% of its total assets;

o make secured loans of portfolio securities of up to 25% of its total assets; and

o enter into repurchase agreements of up to seven days' duration with commercial banks, but only if those agreements together with any restricted securities and any securities which do not have readily available market quotations do not exceed 10% of its net assets.

Prior to February 1, 2002, the Fund was known as The Alliance Fund.

AllianceBernstein Quasar Fund

AllianceBernstein Quasar Fund seeks growth of capital by pursuing aggressive investment policies. The Fund invests for capital appreciation and only incidentally for current income. The Fund's practice of selecting securities based on the possibility of appreciation cannot, of course, ensure against a loss in value. Moreover, because the Fund's investment policies are aggressive, an investment in the Fund is risky and investors who want assured income or preservation of capital should not invest in the Fund.

The Fund invests in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies. When selecting securities for the Fund, Alliance considers the economic and political outlook, the values of specific securities relative to other investments, trends in the determinants of corporate profits and management capability and practices.

The Fund invests principally in equity securities, but it also invests to a limited degree in non-convertible bonds and preferred stocks. The Fund invests in listed and unlisted U.S. and foreign securities. The Fund can periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole.

The Fund also may:

o purchase and sell forward and futures contracts and options on these securities for hedging purposes;

o make short sales of securities against the box but not more than 15% of its net assets may be deposited on short sales;

o write covered call options of up to 15% of its total assets and purchase and sell put and call options written by others of up to, for all options, 10% of its total assets; and

o make loans of portfolio securities of up to 33 1/3% of its total assets (including collateral for any security loaned).

Investments in smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in non-convertible bonds, preferred stocks and foreign stocks may have credit risk and foreign risk.

AllianceBernstein Technology Fund

AllianceBernstein Technology Fund emphasizes growth of capital and invests for capital appreciation. Current income is only an incidental consideration. The Fund may seek income by writing call options. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). As a matter of fundamental policy, the Fund will invest at least 80% of its assets in the securities of these companies. The Fund normally will invest substantially all its assets in equity securities, but it also may invest in debt securities offering an opportunity for price appreciation. The Fund will invest in listed and unlisted securities, in U.S. securities and up to 25% of its total assets in foreign securities.

The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation. It invests in well-known and established companies and in new and unseasoned companies.

The Fund also may:

o write covered call options on its securities of up to 15% of its total assets and purchase call and put options, including index put options, of up to, for all options, 10% of its total assets;

o     enter into swap transactions;

o     invest up to 10% of its total assets in warrants; and

o     make loans of portfolio securities of up to 30% of its total assets.

On February 11, 2003, the Board of Directors of Alliance Technology Fund approved certain proposals that will be presented to the Fund's shareholders at a special shareholders' meeting that is planned for April 22, 2003. If the proposals are approved by shareholders, the Fund will have the flexibility to invest in financial futures contracts and options on such futures contracts. The risks of these investments are discussed under "Description of Additional Investment Practices." If these proposals are approved, prospective investors will be notified by way of a supplement to this Prospectus.

Because the Fund invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Fund's net asset value. In addition, the Fund's investments in technology stocks, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. The Fund's investments in debt and foreign securities have credit risk and foreign risk.

AllianceBernstein Health Care Fund

AllianceBernstein Health Care Fund seeks capital appreciation and, secondarily, current income. In seeking to achieve its investment objective, under normal circumstances the Fund invests at least 80%, and normally substantially all, of its net assets in securities issued by companies principally engaged in Health Care Industries. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders.

The Fund seeks investments in both new, smaller and less seasoned companies and well-known, larger and established companies. Whenever possible, investments in new, smaller or less seasoned companies will be made with a view to benefiting from the development and growth of new products and markets in Health Care Industries. Investments in these companies may offer more reward but may also entail more risk than is generally true of larger, established companies.

While the Fund anticipates that a substantial portion of its portfolio will be invested in the securities of U.S. companies, the Fund is not limited to investing in such securities. Many companies in the forefront of world medical technology are located outside the United States, primarily in Japan and Europe. Accordingly, the Fund may invest up to 40% of its total assets in foreign securities, including up to 25% in issuers located in any one foreign country. However, no more than 5% of the Fund's total net assets may be invested in securities of issuers located in emerging market countries.

Although the payment of dividends will be a factor considered in the selection of investments for the Fund, the Fund seeks primarily to take advantage of capital appreciation opportunities identified by Alliance in emerging technologies and services in Health Care Industries by investing in companies that are expected to profit from the development of new products and services for these industries. Examples of such emerging technologies and services include:

o New methods for administering drugs to a patient, such as surgical implants and skin patches that enhance the effectiveness of the drugs and may reduce patient side effects by delivering the drugs in precise quantities over a prolonged time period or by evading natural body defense mechanisms which delay the effect of the drugs;

o Developments in medical imaging such as the application of computer technology to the output of conventional x-ray systems that allow for cross-sectional images of soft tissue and organs (CT scanning) and continuous imaging (digital radiography) as well as more advanced nuclear medicine, ultrasound and magnetic resonance imaging (MRI);

o Advances in minimally invasive surgical techniques, such as angioplasty and related technologies for diseased blood vessels and laser beams for the eye, general and cardiovascular surgery, which provide greater effectiveness, lower cost and improved patient safety than more traditional surgical techniques;

o New therapeutic pharmaceutical compounds that control or alleviate disease, including prescription and non-prescription drugs and treatment regimes for conditions not controlled, alleviated or treatable by existing medications or treatments and chemical or biological pharmaceuticals for use in diagnostic testing;

o Advances in molecular biology such as signal transduction, cell adhesion and cell to cell communication which have facilitated a rapid increase in new classes of drugs. These have included monoclonal antibodies, bio-engineered proteins and small molecules from novel synthesis and screening techniques;

o Genomics, which allows scientists to better understand the causes of human diseases, and in some cases has led to the manufacture of proteins for use as therapeutic drugs;

o Gene chips and other equipment that provides for the screening, diagnosis and treatment of diseases;

o The introduction of large scale business efficiencies to the management of nursing homes, acute and specialty hospitals as well as free-standing outpatient facilities, surgical centers and rehabilitation centers;

o Adaptations of microprocessors for use by pharmaceutical manufacturers, hospitals, doctors and others in Health Care Industries to increase distribution efficiency;

o Health care delivery organizations that combine cost effectiveness with high quality medical care and help address the rising cost of health care; and

o The sale of prescription drugs and other pharmaceuticals to consumers via the Internet.

The Fund's portfolio may also include companies that provide traditional products and services currently in use in Health Care Industries and that are likely to benefit from any increases in the general demand for such products and services. The following are examples of the products and services that may be offered by companies in Health Care Industries:

o Drugs or Pharmaceuticals, including both ethical and proprietary drugs, drug administration products and pharmaceutical components used in diagnostic testing;

o Medical Equipment and Supplies, including equipment and supplies used by health service companies and individual practitioners, such as electronic equipment used for diagnosis and treatment, surgical and medical instruments and other products designed especially for Health Care Industries;

o Health Care Services, including the services of clinical testing laboratories, hospitals, nursing homes, clinics, centers for convalescence and rehabilitation, and products and services for home health care; and

o Medical Research, including scientific research to develop drugs, processes or technologies with possible commercial application in Health Care Industries.

The Fund also may:

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o make secured loans of portfolio securities of up to 20% of its total assets; and

o     enter into repurchase agreements.

INTERNATIONAL GROWTH FUNDS

The International Growth Funds offer investors the opportunity to participate in the potential for long-term capital appreciation available from investment in foreign securities.

AllianceBernstein International Premier Growth Fund

AllianceBernstein International Premier Growth Fund seeks long-term capital appreciation by investing predominately in the equity securities of a limited number of carefully selected international companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund will invest under normal circumstances at least 85% of its total assets in equity securities. The Fund makes investments based upon their potential for capital appreciation. Current income is incidental to that objective.

In the main, the Fund's investments will be in comparatively large, high-quality companies. Normally, about 50 companies will be represented in the Fund's portfolio, and the 35 most highly regarded of these companies usually will constitute approximately 70%, and often more, of the Fund's net assets. The Fund thus differs from more typical international equity mutual funds by focusing on a relatively small number of intensively researched companies. The Fund is designed for investors seeking to accumulate capital over time. Because of market risks inherent in any investment, the selection of securities on the basis of their appreciation possibilities cannot ensure against possible loss in value. There is, of course, no assurance that the Fund's investment objective will be met.

Alliance expects that the market capitalization of the companies represented in the Fund's portfolio will generally be in excess of $10 billion.

Within the investment framework of the Fund, Alliance's Large Cap Growth Group, headed by Alfred Harrison, Alliance's Vice Chairman, has responsibility for managing the Fund's portfolio. As discussed below, in selecting the Fund's portfolio investments Alliance's Large Cap Growth Group will follow a structured, disciplined research and investment process that is essentially similar to that which it employs in managing the AllianceBernstein Premier Growth Fund.

In managing the Fund's assets, Alliance's investment strategy will emphasize stock selection and investment in the securities of a limited number of issuers. Alliance depends heavily upon the fundamental analysis and research of its large global equity research team situated in numerous locations around the world. Its global equity analysts follow a research universe of approximately 900 companies. As one of the largest multinational investment management firms, Alliance has access to considerable information concerning the companies in its research universe, an in-depth understanding of the products, services, markets and competition of these companies, and a good knowledge of their management. Research emphasis is placed on the identification of companies whose superior prospective earnings growth is not fully reflected in current market valuations.

Alliance constantly adds to and deletes from this universe as fundamentals and valuations change. Alliance's global equity analysts rate companies in three categories. The performance of each analyst's ratings is an important determinant of his or her incentive compensation. The equity securities of "one-rated" companies are expected to significantly outperform the local market in local currency terms. All equity securities purchased for the Fund's portfolio will be selected from the universe of approximately 100 "one-rated" companies. As noted above, the Fund usually invests approximately 70% of its net assets in the approximately 35 most highly regarded of these companies. The Fund's portfolio emphasis upon particular industries or sectors will be a by-product of the stock selection process rather than the result of assigned targets or ranges.

The Fund diversifies its investments among at least four, and usually considerably more, countries. No more than 15% of the Fund's total assets will be invested in issuers in any one foreign country, except that the Fund may invest up to 35% of its total assets in each of the United Kingdom and Japan and up to 25% of its total assets in issuers in each of Canada, France, Germany, Italy, The Netherlands and Switzerland. Within these limits, geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. To the extent that the Fund concentrates its assets within one region or country, the Fund may be subject to any special risks associated with that region or country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country. While the Fund may engage in currency hedging programs in periods in which Alliance perceives extreme exchange rate risk, the Fund normally will not make significant use of currency hedging strategies.

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. To the extent consistent with local market liquidity considerations, the Fund will strive to capitalize on apparently unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, through "buying into declines" and "selling into strength," Alliance seeks superior relative returns over time.

The Fund also may:

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock and may purchase and write options on such future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into standby commitment agreements;

o     enter into forward commitments;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain short positions of no more than 5% of its net assets as collateral for short sales;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Because the Fund invests in a smaller number of securities than many other equity funds, your investment also has the risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

AllianceBernstein Global Small Cap Fund

AllianceBernstein Global Small Cap Fund seeks long-term growth of capital through investment in a global portfolio of the equity securities of selected companies with relatively small market capitalizations. The Fund's portfolio emphasizes companies with market capitalizations that would have placed them (when purchased) in about the smallest 20% by market capitalization of actively traded U.S. companies. Because the Fund applies the U.S. size standard on a global basis, its foreign investments might rank above the lowest 20%, and, in fact, might in some countries rank among the largest, by market capitalization in local markets. Normally, the Fund invests at least 80% of its net assets in equity securities of these smaller capitalization companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. These companies are located in at least three countries, one of which may be the U.S. The Fund may invest up to 20% of its net assets in securities of companies whose market capitalizations exceed the Fund's size standard. The Fund's portfolio securities may be listed on a U.S. or foreign exchange or traded over-the-counter.

The Fund also may:

o invest up to 20% of its total assets in warrants to purchase equity securities;

o invest in depositary receipts or other securities representing securities of companies based in countries other than the U.S.;

o     purchase or sell forward foreign currency contracts;

o write covered call options on its securities of up to 15% of its total assets, and purchase exchange-traded call and put options, including put options on market indices of up to, for all options, 10% of its total assets; and

o make secured loans of portfolio securities of up to 30% of its total assets.

One of the Fund's principal risks is its investments in smaller capitalization companies. Alliance believes that smaller capitalization companies often have sales and earnings growth rates exceeding those of larger companies and that these growth rates tend to cause more rapid share price appreciation. Investing in smaller capitalization stocks, however, involves greater risk than is associated with larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources. They may be dependent for management on one or a few key persons and can be more susceptible to losses and risks of bankruptcy. Their securities may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings. For these reasons, the Fund's investments may have a greater chance of loss than investments in securities of larger capitalization companies. In addition, transaction costs in small capitalization stocks may be higher than in those of larger capitalization companies.

The Fund's investments in international companies and in smaller companies will be more volatile and may differ substantially from the overall U.S. market.

AllianceBernstein Worldwide Privatization Fund

AllianceBernstein Worldwide Privatization Fund seeks long-term capital appreciation. As a fundamental policy, the Fund invests at least 65% of its total assets in equity securities issued by enterprises that are undergoing, or have undergone, privatization (as described below). However, under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in securities of enterprises that are undergoing, or have undergone, privatizations and in securities of companies believed by Alliance to be beneficiaries of privatizations. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund is designed for investors desiring to take advantage of investment opportunities, historically inaccessible to U.S. individual investors, that are created by privatizations of state enterprises in both established and developing economies. These companies include those in Western Europe and Scandinavia, Australia, New Zealand, Latin America, Asia, Eastern and Central Europe and, to a lesser degree, Canada and the United States.

The Fund's investments in enterprises undergoing privatization may comprise three distinct situations. First, the Fund may invest in the initial offering of publicly traded equity securities (an "initial equity offering") of a government- or state-owned or controlled company or enterprise (a "state enterprise"). Secondly, the Fund may purchase securities of a current or former state enterprise following its initial equity offering. Finally, the Fund may make privately negotiated purchases of stock or other equity interests in a state enterprise that has not yet conducted an initial equity offering. Alliance believes that substantial potential for capital appreciation exists as privatizing enterprises rationalize their management structures, operations and business strategies in order to compete efficiently in a market economy and the Fund will thus emphasize investments in such enterprises.

Privatization is a process through which the ownership and control of companies or assets changes in whole or in part from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. Governments and states with established economies, including France, Great Britain, Germany, and Italy, and those with developing economies, including Argentina, Mexico, Chile, Indonesia, Malaysia, Poland, and Hungary, are engaged in privatizations. The Fund will invest in any country believed to present attractive investment opportunities.

A major premise of the Fund's approach is that the equity securities of privatized companies offer opportunities for significant capital appreciation. In particular, because privatizations are integral to a country's economic restructuring, securities sold in initial equity offerings often are priced attractively to secure the issuer's successful transition to private sector ownership. Additionally, these enterprises often dominate their local markets and typically have the potential for significant managerial and operational efficiency gains.

The Fund diversifies its investments among a number of countries and normally invests in issuers based in at least four, and usually considerably more, countries. The Fund may invest up to 15% of its total assets in issuers in any one foreign country, except that the Fund may invest up to 30% of its total assets in issuers in any one of France, Germany, Great Britain, Italy and Japan. The Fund may invest all of its assets within a single region of the world.

The Fund may invest up to 35% of its total assets in debt securities and convertible debt securities. The Fund may maintain no more than 5% of its net assets in lower-rated securities. The Fund will not retain a non-convertible security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o write covered call and put options, purchase put and call options on securities of the types in which it is permitted to invest and on exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, foreign government securities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make short sales of securities or maintain a short position;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

Investments in non-U.S. companies and smaller companies may have more risk because they tend to be more volatile than the overall stock market. The Fund's investments in debt securities and convertible securities have interest risk and credit risk.

AllianceBernstein New Europe Fund

AllianceBernstein New Europe Fund seeks long-term capital appreciation through investment primarily in the equity securities of companies based in Europe. The Fund has a fundamental policy of normally investing at least 65% of its total assets in these securities. However, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of European companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may invest up to 20% of its net assets in high-quality U.S. Dollar or foreign currency denominated fixed-income securities issued or guaranteed by European governmental entities, or by European or multinational companies or supranational organizations.

The Fund expects that it will invest primarily in the more established and liquid markets in Europe. However, the Fund may also invest in the lesser-developed markets in Europe including those countries in Southern and Eastern Europe, as well as the former communist countries in the Soviet Union. The Fund does not expect to invest more than 20% of its total assets in these developing markets under normal circumstances or more than 10% of its total assets in issuers based in any one of these developing countries.

In managing the Fund, Alliance utilizes a disciplined approach to invest on a bottom-up basis in those companies exhibiting the best available combination of sustainable fundamental growth at a reasonable price. Alliance's approach emphasizes proprietary qualitative and quantitative inputs provided by its in-house analysts. Internal analysis focuses primarily on large to upper-medium capitalization stocks (those with a market value of $3 billion and above). Country and industry exposures are by-products of the stock selection process. Alliance does not actively manage currency exposures for this Fund, but may hedge underlying exposures back to U.S. Dollars when conditions are perceived to be extreme.

Stock selection focuses on companies in growth industries that exhibit above-average growth based on a competitive or sustainable advantage based on brand, technology, or market share. A stock is typically sold when its relative fundamentals are no longer as attractive as other investment opportunities available to the Fund. This may be a function of the stock having achieved its fair market value, deterioration in fundamentals relative to Alliance's expectations, or because the management team loses confidence in company management.

The Fund diversifies its investments among a number of European countries and normally invests in companies based in at least three of these countries. The Fund's investment policies do not require that the Fund concentrate its investments in any single country. However, these policies also do not prevent the Fund from concentrating its investments in a single country and in recent years the Fund has invested more than 25% of its total assets in the United Kingdom. The Fund may invest without limit in any single European country. During such times, the Fund would be subject to a correspondingly greater risk of loss due to adverse political or regulatory developments, or an economic downturn, within that country.

The Fund also may:

o     invest up to 20% of its total assets in rights or warrants;

o invest in depositary receipts or other securities convertible into securities of companies based in European countries, debt securities of supranational entities denominated in the Euro or the currency of any European country, debt securities denominated in the Euro of an issuer in a European country (including supranational issuers), and "semi-governmental securities";

o     purchase and sell forward contracts;

o write covered call or put options and sell and purchase exchange-traded put and call options, including exchange-traded index options;

o enter into futures contracts, including contracts for the purchase or sale for future delivery of foreign currencies and futures contracts based on stock indices, and purchase and write options on futures contracts;

o purchase and write put options on foreign currencies traded on securities exchanges or boards of trade or over-the-counter;

o     enter into forward commitments;

o     enter into standby commitment agreements; and

o make secured loans of portfolio securities of up to 30% of its total assets.

The Fund's investments in foreign countries and smaller countries may have more risk because they tend to be more volatile than the overall stock market. To the extent the Fund invests a substantial amount of its assets in a particular European country, your investment is subject to the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in U.S. Dollar- or foreign currency-denominated fixed-income securities have interest rate and credit risk.

AllianceBernstein All-Asia Investment Fund

AllianceBernstein All-Asia Investment Fund's investment objective is long-term capital appreciation. The Fund invests at least 65% of its total assets in equity securities (for the purposes of this investment policy, rights, warrants, and options to purchase common stocks are not deemed to be equity securities), preferred stocks and equity-linked debt securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of Asian companies and Asian debt securities. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund may also invest in securities issued by non-Asian issuers. The Fund expects to invest, from time to time, a significant portion, which may be in excess of 50%, of its assets in equity securities of Japanese companies.

The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications, and consumer services.

The Fund will invest primarily in investment grade debt securities, but may maintain no more than 5% of its net assets in lower-rated securities, lower-rated loans, and other lower-rated direct debt instruments. The Fund will not retain a security that is downgraded below C or determined by Alliance to have undergone similar credit quality deterioration following purchase.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 25% of its net assets in loans and other direct debt instruments;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

The Fund's investments in Asian and Pacific region countries will be significantly more volatile and may differ significantly from the overall U.S. market. To the extent the Fund invests a substantial amount of its assets in Japanese companies, your investment has the risk that market changes or other events affecting that country may have a more significant effect on the Fund's net asset value. The Fund's investments in debt securities have interest rate and credit risk.

AllianceBernstein Greater China '97 Fund

AllianceBernstein Greater China '97 Fund is a non-diversified investment company that seeks long-term capital appreciation through investment, under normal circumstances, of at least 80% of its net assets in equity securities issued by Greater China companies. For purposes of this policy, net assets includes any borrowings for investment purposes. This policy will not be changed without 60 days' prior written notice to shareholders. The Fund expects to invest a significant portion, which may be greater than 50%, of its assets in equity securities of Hong Kong companies and may invest, from time to time, all of its assets in Hong Kong companies or companies of either of the other Greater China countries.

Alliance believes that over the long term conditions are favorable for expanding economic growth in all three Greater China countries. It is this potential which the Fund hopes to take advantage of by investing both in established and new and emerging Greater China companies. Appendix A has additional information about the Greater China countries.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund will invest only in investment grade securities. The Fund will normally sell a security that is downgraded below investment grade or is determined by Alliance to have undergone a similar credit quality deterioration.

The Fund also may:

o     invest up to 25% of its net assets in convertible securities;

o     invest up to 20% of its net assets in rights or warrants;

o invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities";

o invest up to 25% of its net assets in equity-linked debt securities with the objective of realizing capital appreciation;

o invest up to 20% of its net assets in loans and other direct debt securities;

o write covered call and put options, sell or purchase exchange-traded index options, and write uncovered options for cross-hedging purposes;

o enter into the purchase or sale of futures contracts on fixed-income securities or foreign currencies, or futures contracts based on financial indices, including any index of U.S. Government securities, securities issued by foreign government entities, or common stock, and may purchase and write options on future contracts;

o purchase and write put and call options on foreign currencies for hedging purposes;

o     purchase or sell forward contracts;

o enter into interest rate swaps and purchase or sell interest rate caps and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o make short sales of securities or maintain a short position, in each case only if against the box;

o make secured loans of portfolio securities of up to 30% of its total assets; and

o     enter into repurchase agreements for U.S. Government securities.

All or some of the policies and practices listed above may not be available to the Fund in the Greater China countries and the Fund will utilize these policies only to the extent permissible.

The Fund's investments in Greater China companies will be significantly more volatile and may differ significantly from the overall U.S. market. Your investment also has the risk that market changes or other events affecting the Greater China countries may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified," meaning that it invests more of its assets in a smaller number of companies than many other international funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the Funds' investment practices and associated risks. Unless otherwise noted, a Fund's use of any of these practices was specified in the previous section.

Asset-Backed Securities. Asset-backed securities (unrelated to first mortgage loans) represent fractional interests in pools of leases, retail installment loans, revolving credit receivables, and other payment obligations, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by Alliance may share some or all of the risks of non-convertible debt securities with those ratings.

Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

Depositary Receipts and Securities of Supranational Entities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by an U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or an U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in foreign securities markets. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities. Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but a Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuations and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments enables a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis to obtain the benefit of currently higher cash yields. If, however, Alliance were to forecast incorrectly the direction of interest rate movements, a Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but a Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be made by AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund, AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund or AllianceBernstein Greater China '97 Fund if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Contracts. A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

Forward Foreign Currency Exchange Contracts. A Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

A Fund may enter into a forward foreign currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). A Fund will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). A Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward foreign currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward foreign currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such forward foreign currency exchange contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. AllianceBernstein Global Small Cap Fund and AllianceBernstein New Europe Fund will not enter into a forward foreign currency exchange contract with a term of more than one year or if, as a result, more than 50% of its total assets would be committed to such contracts. AllianceBernstein Global Small Cap Fund's and AllianceBernstein New Europe Fund's investments in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. AllianceBernstein Growth Fund also may purchase and sell foreign currency on a spot basis.

Illiquid Securities. The Funds will limit their investments in illiquid securities to no more than 15% of their net assets, except that the limit is 10% for AllianceBernstein Technology Fund, AllianceBernstein Health Care Fund, AllianceBernstein Global Small Cap Fund and AllianceBernstein New Europe Fund and 5% for AllianceBernstein Growth Fund and AllianceBernstein Mid-Cap Growth Fund. On February 11, 2003, the Board of Directors of Alliance Technology Fund approved a proposal that will be presented to the Fund's shareholders at a special shareholders' meeting that is planned for April 22, 2003. If the proposal is approved by shareholders, the Fund will be able to invest up to 15% of its net assets in illiquid securities rather than being restricted to the 10% limitation imposed by a current fundamental policy of the Fund. If this proposal is approved, prospective investors will be notified by way of a supplement to this Prospectus. Illiquid securities generally include: (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps and most privately negotiated investments in state enterprises that have not yet conducted an initial equity offering, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, a Fund may not be able to realize their full value upon sale. Alliance will monitor the liquidity of a Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by a Fund.

A Fund that invests in securities for which there is no ready market may not be able to readily sell such securities. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which a Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resales of non-publicly traded foreign securities.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate transactions expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). With respect to AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund, the exchange commitments can involve payments in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor.

A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. A Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized rating organization, except for the AllianceBernstein Technology Fund, which will, if the proposal submitted to shareholders discussed above is approved, enter into swap transactions with counterparties whose debt securities have ratings of at least A (or the equivalent) from any one nationally recognized statistical rating organization or counterparties with guarantors with debt securities having such a rating. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and, accordingly, they may be less liquid than swaps.

The use of interest rate transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If Alliance were to incorrectly forecast market values, interest rates and other applicable factors, the investment performance of a Fund would be adversely affected by the use of these investment techniques. Moreover, even if Alliance is correct in its forecasts, there is a risk that the transaction position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, a Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

Loans and Other Direct Debt Instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. Failure to receive scheduled interest or principal payments on these types of investments could adversely affect a Fund's net asset value and yield. Loans that are fully secured offer a Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Making loans to borrowers whose creditworthiness is poor may involve substantial risks and may be highly speculative.

Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of government issuers will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating a Fund to pay additional cash on demand. These commitments may have the effect of requiring a Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

Loans of Portfolio Securities. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. Each Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions. A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer a specified amount of a security on or before a fixed date at a predetermined price. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if a Fund does not own the underlying security, and the position is designed to provide a hedge against a decline in value in another security that the Fund owns or has the right to acquire. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by a Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option were exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. A Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of covered call options could result in increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

AllianceBernstein Technology Fund and AllianceBernstein Global Small Cap Fund will not write a call option if the premium to be received by the Fund would not produce an annualized return of at least 15% of the then current market value of the securities subject to the option (without giving effect to commissions, stock transfer taxes and other expenses that are deducted from premium receipts).

Options purchased or written by a Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. For Funds that may invest in options on currencies, see the Fund's SAI for further discussion of the use, risks, and costs of options on currencies.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities, foreign currencies or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

A Fund may purchase options on futures contracts written or purchased by a Fund that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Funds will engage in transactions in futures contracts and options on futures contracts only to the extent the transactions constitute bona fide hedging or other permissible transactions in accordance with rules and regulations of the Commodity Futures Trading Commission.

No Fund will enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets, or in the case of AllianceBernstein International Premier Growth Fund 100% of its total assets. AllianceBernstein Premier Growth Fund and AllianceBernstein Quasar Fund may not purchase or sell a stock index future if immediately thereafter more than 30% of its total assets would be hedged by stock index futures. AllianceBernstein Premier Growth Fund and AllianceBernstein Quasar Fund may not purchase or sell a stock index future if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions would exceed 5% of the market value of the Fund's total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. A Fund will invest in rights or warrants only if Alliance deems the underlying equity securities themselves appropriate for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or, if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. AllianceBernstein Worldwide Privatization Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund each may make short sales of securities or maintain short positions only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of securities of the same issue as, and equal in amount to, the securities sold short. In addition, each of those Funds may not make a short sale if as a result more than 10% of the Fund's net assets would be held as collateral for short sales. The other Funds may utilize short selling in order to attempt both to protect their portfolios against the effects of potential downtrends in the securities markets and as a means of enhancing their overall performance. AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund may not make a short sale if as a result more than 25% of the Fund's net assets would be held as collateral for short sales. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although a Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

Standby Commitment Agreements. Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. Investments in standby commitments will be limited so that the aggregate purchase price of the securities subject to the commitments will not exceed 25% with respect to AllianceBernstein New Europe Fund and 50% with respect to AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund of the Fund's assets at the time of making the commitment.

There is no guarantee that a security subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements, interest rates, or currency exchange rate movements correctly. Should interest rates, prices or exchange rates move unexpectedly, a Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of futures contracts, options and forward contracts and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

A Fund's ability to dispose of its position in futures contracts, options, and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by a Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option), with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying security, futures contract or currency upon exercise. Therefore, no assurance can be given that the Funds will be able to utilize these instruments effectively. In addition, a Fund's ability to engage in options and futures transactions may be limited by tax considerations and the use of certain hedging techniques may adversely impact the characterization of income to a Fund for U.S. federal income tax purposes.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high grade or high-quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities including notes and bonds. For Funds that may invest in foreign countries, such securities also may include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Substantially all of the assets of AllianceBernstein International Premier Growth Fund, AllianceBernstein Worldwide Privatization Fund, AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund and a substantial portion of the assets of AllianceBernstein Global Small Cap Fund are invested in securities denominated in foreign currencies. The Funds receive a corresponding portion of their revenues in foreign currencies. Therefore, the dollar equivalent of their net assets, distributions, and income will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. Dollars to meet distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in currency hedging transactions, as described above, which involve certain special risks.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of a Fund. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures that may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, a Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund may invest substantial amounts of their assets in United Kingdom issuers, Japanese issuers and/or Greater China issuers. Please refer to Appendix A for a discussion of risks associated with investments in these countries.

Investment in Privatized Enterprises by AllianceBernstein Worldwide Privatization Fund. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, in the case of certain of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Most state enterprises or former state enterprises go through an internal reorganization of management prior to conducting an initial equity offering in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. After making an initial equity offering, enterprises that may have enjoyed preferential treatment from the respective state or government that owned or controlled them may no longer receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Investment in Smaller, Emerging Companies. The Funds may invest in smaller, emerging companies. AllianceBernstein Global Small Cap Fund and AllianceBernstein New Europe Fund will emphasize investment in, and AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund may emphasize investment in, smaller, emerging companies. Investment in such companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel which have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

U.S. and Foreign Taxes. A Fund's investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

Under normal market conditions, the average dollar-weighted maturity of a Fund's portfolio of debt or other fixed-income securities is expected to vary between five and 30 years in the case of AllianceBernstein All-Asia Investment Fund, and between one year or less and 30 years in the case of all other Funds that invest in such securities. In periods of increasing interest rates, each of the Funds may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Fund's portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities, i.e., those rated Ba and lower by Moody's or BB and lower by S&P or Fitch, are subject to greater credit risk or loss of principal and interest than higher-rated securities. They also are generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing the securities for the purpose of computing a Fund's net asset value. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not factual, may tend to impair their market value and liquidity.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the net asset value of a Fund.

Certain lower-rated securities may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, a Fund may have to replace the called security with a lower-yielding security, resulting in a decreased rate of return to the Fund.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of December 31, 2002 totaling approximately $387 billion (of which approximately $145 billion represented assets of investment companies). As of December 31, 2002, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 44 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 54 registered investment companies managed by Alliance, comprising 126 separate investment portfolios, currently have approximately 7.4 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                       Fee as a percentage of          Fiscal
Fund                                 average daily net assets*      Year Ending
----                                 -------------------------      -----------
AllianceBernstein Premier
   Growth Fund                                   .97%                 11/30/02

AllianceBernstein Growth Fund                    .75                  10/31/02

AllianceBernstein Mid-Cap
   Growth Fund                                   .72                  11/30/02

AllianceBernstein Quasar Fund                    .96                   9/30/02

AllianceBernstein Technology
   Fund                                          .90                  11/30/02

AllianceBernstein Health
   Care Fund                                     .95                   6/30/02

AllianceBernstein International
   Premier Growth Fund                          1.00                  11/30/02

AllianceBernstein Global
   Small Cap Fund                               1.00                   7/31/02

AllianceBernstein Worldwide
   Privatization Fund                           1.00                   6/30/02

AllianceBernstein New
   Europe Fund                                   .99                   7/31/02

AllianceBernstein All-Asia
   Investment Fund                                -0-                 10/31/02

AllianceBernstein Greater
   China '97 Fund                                 -0-                  7/31/02

--------------------------------------------------------------------------------
* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

In connection with providing advisory services to AllianceBernstein Greater China '97 Fund, Alliance has, at its expense, retained as a consultant New Alliance, a joint venture company headquartered in Hong Kong, which was formed in 1997 by Alliance and Sun Hung Kai Properties Limited. New Alliance provides Alliance with ongoing, current, and comprehensive information and analysis of conditions and developments in Greater China countries.

PORTFOLIO MANAGERS

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund, and each person's principal occupation during the past five years.

                                                         Principal Occupation
                                                         During the Past
Fund                   Employee; Year; Title             Five (5) Years
--------------------------------------------------------------------------
AllianceBernstein      Alfred Harrison+; since           *
Premier Growth         inception--Vice Chairman
Fund                   of Alliance Capital
                       Management Corporation
                       (ACMC)**

                       Thomas G. Kamp; since 2003
                       -- Senior Vice President          *

AllianceBernstein      Alan Levi; since 2000--           *
Growth Fund            Senior Vice President of ACMC

AllianceBernstein      John L. Blundin; since 2001       *
Mid-Cap Growth         --Executive Vice
Fund                   President of ACMC

                       Catherine Wood; since 2002        Associated with
                       --Senior Vice President           Alliance since 2001;
                       of ACMC                           prior thereto,
                                                         general partner and
                                                         portfolio manager
                                                         with Tupelo Capital
                                                         Management since
                                                         prior to 1998.

AllianceBernstein      Bruce Aronow; since 1999          Associated with
Quasar Fund            --Senior Vice President           Alliance since 1999;
                       of ACMC                           prior thereto, Vice
                                                         President at Invesco
                                                         since 1998.

AllianceBernstein      Gerald T. Malone; since 1992      *
Technology Fund        --Senior Vice President
                       of ACMC

AllianceBernstein      Norman Fidel; since inception     *
Health Care Fund       --Senior Vice President
                       of ACMC

AllianceBernstein      Guru M. Baliga; since 2001        Associated with
International Premier  --Senior Vice President            Alliance since 1998.
Growth Fund            of ACMC

AllianceBernstein      Bruce Aronow; since 1999          (see above)
Global Small Cap       --(see above)
Fund
                       Edward Baker III; since 2002      *
                       Senior Vice President of ACMC

AllianceBernstein      Edward Baker III; since 2002      *
Worldwide              --(see above)
Privatization Fund

AllianceBernstein      Stephen Beinhacker; since         *
New Europe Fund        1997--Senior Vice President
                       of ACMC

AllianceBernstein      Hiroshi Motoki; since 1998        *
All-Asia Investment    --Senior Vice President
Fund                   of ACMC and director of
                       Japanese/Asian Equity
                       research

                       Manish Singhai; since 2000        Associated with
                       --Vice President of ACMC          Alliance since 1998.

AllianceBernstein      Matthew W.S. Lee; since 1997      *
Greater China '97      --Vice President of ACMC
Fund

--------------------------------------------------------------------------------
* Unless indicated otherwise, persons associated with Alliance have been employed in a substantially similar capacity to their current position.

**    The sole general partner of Alliance.

 +    Until May 1, 2003.

The Funds' SAIs have more detailed information about Alliance and other Fund service providers.

Performance of Similarly Managed Accounts.

Institutional accounts. In addition to managing the assets of AllianceBernstein Premier Growth Fund, Mr. Kamp has ultimate responsibility for the management of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those for AllianceBernstein Premier Growth Fund. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which AllianceBernstein Premier Growth Fund, as a registered investment company, is subject and which, if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for the period during which Mr. Kamp has managed the Historical Portfolios as an employee of Alliance. As of December 31, 2002, the assets in the Historical Portfolios totaled approximately $934 million and the average size of an institutional account in the Historical Portfolio was approximately $62 million. Each Historical Portfolio has a nearly identical composition of investment holdings and related percentage weightings.

The performance data is net of the maximum fee charged to any single account in the composite (0.75%), which fee is lower than the advisory fee associated with an investment in the fund and will therefor result in higher performance for these accounts as compared to the Fund. The performance data is also net of all brokerage commissions charged to those accounts, calculated on a monthly basis. Alliance has prepared and presented this data in compliance with the Performance Presentation Standards of the Association for Investment Management and Research ("AIMR-PPS"). AIMR has not been involved with the preparation of this data. The data has not been adjusted to reflect any fees that will be payable by AllianceBernstein Premier Growth Fund, which are higher than the fees imposed on the Historical Portfolio and will result in a higher expense ratio and lower returns for AllianceBernstein Premier Growth Fund. Expenses associated with the distribution of Class A, Class B, and Class C shares of AllianceBernstein Premier Growth Fund in accordance with the plan adopted by AllianceBernstein Premier Growth Fund's Board of Directors under Commission Rule 12b-1 are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for all portfolios has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return.

The S&P 500 Index is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected portfolio of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 Index reflects the total return of securities comprising the Index, including changes in market prices as well as accrued investment income, which is presumed to be reinvested. The Russell 1000 universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000 constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000. Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price) become members of the Russell Price-Driven Indices. The Russell 1000 Growth Index is, accordingly, designed to include those Russell 1000 securities with a greater-than-average growth orientation. In contrast with the securities in the Russell Price-Driven Indices, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yield and higher forecasted growth values.

The S&P 500 Index and Russell 1000 Growth Index are included to illustrate material economic and market factors that existed during the time period shown. The S&P 500 Index and Russell 1000 Growth Index do not reflect the deduction of any fees. If AllianceBernstein Premier Growth Fund were to purchase a portfolio of securities substantially identical to the securities comprising the S&P 500 Index or the Russell 1000 Growth Index, AllianceBernstein Premier Growth Fund's performance relative to the index would be reduced by AllianceBernstein Premier Growth Fund's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on AllianceBernstein Premier Growth Fund's shareholders of sales charges and income taxes.

The following performance data is provided solely to illustrate Mr. Kamp's performance in managing the Historical Portfolios as measured against certain broad based market indices. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of AllianceBernstein Premier Growth Fund. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2002 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                             Premier         Premier
                             Growth          Growth                                        Russell
                              Fund            Fund                                          1000
                            (Class A     (Class A with     Historical      S&P 500         Growth
                             at NAV)       Sales Load)     Portfolios       Index           Index
                            ---------    --------------    -----------     -------        ---------
One year                     (32.38)%        (35.25)%        (30.21)%      (22.09)%        (27.88)%
Three years                  (25.58)         (26.65)         (21.54)       (14.54)         (23.64)
Five years                    (4.51)          (5.34)          (0.69)        (0.58)          (3.84)
Ten years                      7.12            6.66              --          9.34            6.70
Since July 1, 1994             8.08            7.53           10.78         10.28            8.28

Offshore Fund Account. In addition to managing the Fund's assets, Mr. Kamp has ultimate responsibility for the management of ACM Global Investments--American Growth Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which Alliance is the investment adviser and which is available to non-U.S. investors ("ACM American Growth"). ACM American Growth has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those contemplated for the Fund. ACM American Growth is not subject to the same types of expenses as the Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of ACM American Growth could have been negatively affected if it had been regulated as an U.S. mutual fund.

Set forth below is performance data provided by Alliance relating to ACM American Growth for the period since Mr. Kamp began to manage the fund in December 1996. As of December 31, 2002, the assets in ACM American Growth totaled approximately $480 million.

The performance data is for the Class AX shares of ACM American Growth and net of all fees charged to ACM American Growth. The data has not been adjusted to reflect any fees that will be payable by the Fund, which at current asset levels are generally lower than the fees imposed on ACM American Growth. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of ACM American Growth.

The following performance data is provided solely to illustrate the past performance of Mr. Kamp in managing ACM American Growth. Investors should not rely on the following performance data of ACM American Growth as an indication of future performance of the Fund. The investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.

AVERAGE ANNUAL TOTAL RETURNS

                                    Premier
                      Premier       Growth
                      Growth         Fund                                     Russell
                       Fund        (Class A                                     1000
                     (Class A        with      ACM American     S&P 500       Growth
                      at NAV)     Sales Load)     Growth*        Index         Index
                     ---------    -----------   -----------     -------      ---------
One year              (32.38)%      (35.25)%      (30.65)%      (22.09)%      (27.88)%
Three years           (25.58)       (26.65)       (22.07)       (14.54)       (23.64)
Five years             (4.51)        (5.34)        (1.45)        (0.58)        (3.84)
Since 12/31/96          0.87          0.14          2.87          4.41          1.18

--------------------------------------------------------------------------------
* Total return is for the Class AX shares of ACM American Growth, net of all fees. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2002 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

Litigation. On December 7, 2001, a complaint entitled Benak v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Benak Complaint") was filed in federal district court in the District of New Jersey against Alliance Capital Management L.P. ("Alliance") and AllianceBernstein Premier Growth Fund (formerly known as "Alliance Premier Growth Fund") alleging violation of the 1940 Act. The principal allegations of the Benak Complaint are that Alliance breached its duty of loyalty to AllianceBernstein Premier Growth Fund because one of the directors of the General Partner of Alliance served as a director of Enron Corp. ("Enron") when AllianceBernstein Premier Growth Fund purchased shares of Enron and as a consequence thereof the investment advisory fees paid to Alliance by AllianceBernstein Premier Growth Fund should be returned as a means of recovering for AllianceBernstein Premier Growth Fund the losses plaintiff alleges were caused by the alleged breach of the duty of loyalty. Plaintiff seeks recovery of certain fees paid by AllianceBernstein Premier Growth Fund to Alliance. On December 21, 2001, a complaint entitled Roy v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roy Complaint") was filed in federal district court in the Middle District of Florida, Tampa Division, against Alliance and AllianceBernstein Premier Growth Fund. The allegations and relief sought in the Roy Complaint are virtually identical to the Benak Complaint. On March 13, 2002, the court granted the defendants' motion to transfer the Roy Complaint to federal district court in the District of New Jersey. On December 26, 2001, a complaint entitled Roffe v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Roffe Complaint") was filed in federal district court in the District of New Jersey against Alliance and AllianceBernstein Premier Growth Fund. The allegations and relief sought in the Roffe Complaint are virtually identical to the Benak Complaint. On February 14, 2002, a complaint entitled Tatem v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Tatem Complaint") was filed in federal district court in the District of New Jersey against Alliance and AllianceBernstein Premier Growth Fund. The allegations and relief sought in the Tatem Complaint are virtually identical to the Benak Complaint. On March 6, 2002, a complaint entitled Gissen v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Gissen Complaint") was filed in federal district court in the District of New Jersey against Alliance and AllianceBernstein Premier Growth Fund. The allegations and relief sought in the Gissen Complaint are virtually identical to the Benak Complaint. On July 11, 2002, a complaint entitled Pfeiffer v. Alliance Capital Management L.P. and Alliance Premier Growth Fund ("Pfeiffer Complaint") was filed in federal district court in the District of New Jersey against Alliance and AllianceBernstein Premier Growth Fund. The allegations and relief sought in the Pfeiffer Complaint are virtually identical to the Benak Complaint. On May 8, 2002, the court granted the motion of the plaintiffs in the Benak, Roy, Roffe, Tatem and Gissen cases to consolidate those complaints. On January 6, 2003, plaintiffs filed a Consolidated Amended Complaint Alliance and AllianceBernstein Premier Growth Fund believe that plaintiff's allegations are without merit and intend to vigorously defend against the allegations.

On September 12, 2002, a complaint entitled Lawrence E. Jaffe Pension Plan, Lawrence E. Jaffe Trustee U/A 1198 v. Alliance Capital Management L.P., Alfred Harrison and Alliance Premier Growth Fund, Inc. ("Jaffe Complaint") was filed in federal district court in the Southern District of New York against Alliance, Alfred Harrison and AllianceBernstein Premier Growth Fund, alleging violation of the 1940 Act. The Jaffe Complaint alleges that the defendants breached their fiduciary duties of loyalty, care and good faith to AllianceBernstein Premier Growth Fund by causing AllianceBernstein Premier Growth Fund to invest in the securities of Enron and that the agreements between the AllianceBernstein Premier Growth and Alliance violated the 1940 Act because all of the directors of AllianceBernstein Premier Growth Fund should be deemed interested under the 1940 Act. Plaintiff seeks damages equal to AllianceBernstein Premier Growth Fund's losses as a result of AllianceBernstein Premier Growth Fund's investment in shares of Enron and a recovery of all fees paid to Alliance beginning November 1, 2000. Alliance, AllianceBernstein Premier Growth Fund and Harrison believe that plaintiff's allegations in the Jaffe Complaint are without merit and intend to vigorously defend against these allegations.

On December 13, 2002, a complaint entitled Patrick J. Goggins et al. v. Alliance Capital Management L.P. et al. ("Goggins Complaint") was filed in federal district court in the Southern Dsitrict of New York against Alliance, AllianceBernstein Premier Growth Fund and individual directors and certain officers of AllianceBernstein Premier Growth Fund. The Goggins Complaint alleges that defendants violated the Securities Act, because AllianceBernstein Premier Growth Fund's registration statements and prospectuses allegedly were materially misleading, contained untrue statements of material fact and omitted material facts in describing the strategic objectives and investment strategies of AllianceBernstein Premier Growth Fund in relation to AllianceBernstein Premier Growth Fund's investments, including AllianceBernstein Premier Growth Fund's investments in Enron securities. Plaintiffs seek rescissory relief or an unspecified amount of compensatory damages. Alliance, AllianceBernstein Premier Growth Fund and the other defendants believe the plaintiffs' allegations in the Goggins Complaint are without merit and intend to vigorously defend against these allegations.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How the Funds Value Their Shares

The Funds' net asset value or NAV is calculated at 4 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds value their securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Funds' directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See Distribution Arrangements, for details.

HOW TO BUY SHARES

Class A, Class B and Class C Shares

You may purchase a Fund's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM.

Minimum investment amounts are:

        --Initial:                          $1,000

        --Subsequent:                       $   50

        --Automatic Investment Program:     $   25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. You may purchase and hold shares solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least 1,000 participants or $25 million in assets;

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Funds; and

o through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by ABIRM and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The Funds' SAIs have more detailed information about who may purchase and hold Advisor Class shares.

General

A Fund is required to withhold 30% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

A Fund may refuse any order to purchase shares. In particular, the Funds reserve the right to restrict purchases of shares (including through exchanges) when there appears to be evidence of a pattern of frequent purchases and sales made in response to short-term considerations. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may modify, restrict, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o     Selling Shares Through Your Broker or Financial Representative

Your broker or financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker or financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

      -- Send a signed letter of instruction or stock power, along with certificates, to:

                        Alliance Global Investor Services
                                 P.O. Box 786003
                           San Antonio, TX 78278-6003

      --    For certified or overnight deliveries, send to:

                        Alliance Global Investor Services
                             8000 IH 10 W, 4th floor
                              San Antonio, TX 78230

      -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      -- If you have selected electronic funds transfer in your Shareholder Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.

For federal income tax purposes, a Fund's distributions of net income (or short-term capital gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes. Dividends and distributions are taxable whether you receive them in cash or shares or reinvest a cash distribution in additional shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer four classes of shares through this Prospectus.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV with an initial sales charge as follows:

                              Initial Sales Charge

                                       As % of    As % of   Commission
                                     Net Amount  Offering   to Dealer/
                                      Invested     Price     Agent as
                                                               % of
                                                             Offering
Amount Purchased                                               Price
--------------------------------------------------------------------------------

Up to $100,000                          4.44%      4.25%       4.00%
$100,000 up to $250,000                 3.36       3.25        3.00
$250,000 up to $500,000                 2.30       2.25        2.00
$500,000 up to $1,000,000               1.78       1.75        1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B Shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:
                  Years Since Purchase          CDSC

                  First                         4.0%

                  Second                        3.0%

                  Third                         2.0%

                  Fourth                        1.0%

                  Fifth                         None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

ADVISOR CLASS SHARES--FEE BASED PROGRAM ALTERNATIVE

You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution expenses. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

GENERAL

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                    Rule 12b-1 Fee (As a Percentage of
                    Aggregate Average Daily Net Assets)

Class A                              .30%*
Class B                             1.00%
Class C                             1.00%
Advisor Class                       None

----------
* The fee under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Premier Growth Fund is .50% of the aggregate average daily net assets. The Directors of AllianceBernstein Growth Fund currently limit the payments to .30%. The Directors of AllianceBernstein Premier Growth Fund limit payments for Class A shares purchased after November 1993 to .30% of aggregate average daily net assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to financial intermediaries. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than A, B or C and pay a correspondingly higher dividend.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000. There is no maximum purchase amount for Advisor Class shares. Advisor Class shares are not available to all shareholders. See "How to Buy Shares."

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial representative. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                               CONVERSION FEATURE
--------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Funds. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or to be associated with an eligible investment advisor or financial intermediary or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. The Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Please refer to the footnotes on pages 56 and 57.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for AllianceBernstein Premier Growth Fund, AllianceBernstein Growth Fund, AllianceBernstein Mid-Cap Growth Fund, AllianceBernstein Health Care Fund, AllianceBernstein International Premier Growth Fund and AllianceBernstein Worldwide Privatization Fund, and by Ernst & Young LLP, the independent auditors for AllianceBernstein Quasar Fund, AllianceBernstein Technology Fund, AllianceBernstein Global Small Cap Fund, AllianceBernstein New Europe Fund, AllianceBernstein All-Asia Investment Fund and AllianceBernstein Greater China '97 Fund, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                                         Income from Investment Operations
                                                   ----------------------------------------------
                                                                       Net Gains
                                       Net Asset                     or Losses on
                                        Value,                        Investments      Total from
                                      Beginning     Net Investment   (both realized   Investment
   Fiscal Year or Period              of Period    Income (Loss)(a)  and unrealized)  Operations
   ---------------------              ---------    ----------------  ---------------  ----------
AllianceBernstein
Premier Growth Fund
   Class A
   Year ended 11/30/02 ......          $20.24          $ (.19)          $(4.98)          $(5.17)
   Year ended 11/30/01 ......           29.51            (.19)           (6.43)           (6.62)
   Year ended 11/30/00 ......           35.82            (.26)           (3.69)           (3.95)
   Year ended 11/30/99 ......           27.50            (.28)            9.21             8.93
   Year ended 11/30/98 ......           22.00            (.15)            7.11             6.96
   Class B
   Year ended 11/30/02 ......          $18.78          $ (.29)          $(4.61)          $(4.90)
   Year ended 11/30/01 ......           27.76            (.35)           (5.98)           (6.33)
   Year ended 11/30/00 ......           34.05            (.48)           (3.45)           (3.93)
   Year ended 11/30/99 ......           26.33            (.48)            8.81             8.33
   Year ended 11/30/98 ......           21.26            (.30)            6.83             6.53
   Class C
   Year ended 11/30/02 ......          $18.81          $ (.29)          $(4.62)          $(4.91)
   Year ended 11/30/01 ......           27.80            (.35)           (5.99)           (6.34)
   Year ended 11/30/00 ......           34.09            (.48)           (3.45)           (3.93)
   Year ended 11/30/99 ......           26.36            (.49)            8.83             8.34
   Year ended 11/30/98 ......           21.29            (.31)            6.84             6.53
   Advisor Class
   Year ended 11/30/02 ......          $20.65          $ (.14)          $(5.09)          $(5.23)
   Year ended 11/30/01 ......           29.99            (.14)           (6.55)           (6.69)
   Year ended 11/30/00 ......           36.25            (.14)           (3.76)           (3.90)
   Year ended 11/30/99 ......           27.71            (.17)            9.32             9.15
   Year ended 11/30/98 ......           22.10            (.07)            7.14             7.07
AllianceBernstein Growth Fund
   Class A
   Year ended 10/31/02 ......          $27.40          $ (.28)          $(4.56)          $(4.84)
   Year ended 10/31/01 ......           52.42            (.22)          (19.10)          (19.32)
   Year ended 10/31/00 ......           56.32            (.17)            3.71             3.54
   Year ended 10/31/99 ......           47.17            (.15)           13.01            12.86
   Year ended 10/31/98 ......           43.95            (.05)            6.18             6.13
   Class B
   Year ended 10/31/02 ......          $19.56          $ (.34)          $(3.24)          $(3.58)
   Year ended 10/31/01 ......           39.49            (.34)          (13.89)          (14.23)
   Year ended 10/31/00 ......           44.40            (.43)            2.96             2.53
   Year ended 10/31/99 ......           38.15            (.42)           10.38             9.96
   Year ended 10/31/98 ......           36.31            (.31)            5.06             4.75
   Class C
   Year ended 10/31/02 ......          $19.58          $ (.33)          $(3.25)          $(3.58)
   Year ended 10/31/01 ......           39.52            (.34)          (13.90)          (14.24)
   Year ended 10/31/00 ......           44.42            (.43)            2.97             2.54
   Year ended 10/31/99 ......           38.17            (.42)           10.38             9.96
   Year ended 10/31/98 ......           36.33            (.31)            5.06             4.75
   Advisor Class
   Year ended 10/31/02 ......          $27.92          $ (.20)          $(4.67)          $(4.87)
   Year ended 10/31/01 ......           53.17            (.11)          (19.44)          (19.55)
   Year ended 10/31/00 ......           56.88            (.02)            3.75             3.73
   Year ended 10/31/99 ......           47.47             .02            13.10            13.12
   Year ended 10/31/98 ......           44.08             .08             6.22             6.30
AllianceBernstein
Mid-Cap Growth Fund
   Class A
   Year ended 11/30/02 ......          $ 4.79          $ (.04)          $(1.05)          $(1.09)
   Year ended 11/30/01 ......            5.83            (.04)            (.71)            (.75)
   Year ended 11/30/00 ......            7.55            (.04)           (1.04)           (1.08)
   Year ended 11/30/99 ......            5.97            (.03)            2.00             1.97
   Year ended 11/30/98 ......            8.70            (.02)            (.54)            (.56)
   Class B
   Year ended 11/30/02 ......          $ 4.22          $ (.07)          $ (.92)          $ (.99)
   Year ended 11/30/01 ......            5.21            (.07)            (.63)            (.70)
   Year ended 11/30/00 ......            6.87            (.09)            (.93)           (1.02)
   Year ended 11/30/99 ......            5.51            (.07)            1.82             1.75
   Year ended 11/30/98 ......            8.25            (.07)            (.50)            (.57)
   Class C
   Year ended 11/30/02 ......          $ 4.21          $ (.06)          $ (.93)          $ (.99)
   Year ended 11/30/01 ......            5.20            (.07)            (.63)            (.70)
   Year ended 11/30/00 ......            6.86            (.09)            (.93)           (1.02)
   Year ended 11/30/99 ......            5.50            (.08)            1.83             1.75
   Year ended 11/30/98 ......            8.26            (.07)            (.52)            (.59)
   Advisor Class
   Year ended 11/30/02 ......          $ 4.83          $ (.03)          $(1.06)          $(1.09)
   Year ended 11/30/01 ......            5.86            (.03)            (.71)            (.74)
   Year ended 11/30/00 ......            7.58            (.02)           (1.06)           (1.08)
   Year ended 11/30/99 ......            5.98            (.01)            2.00             1.99
   Year ended 11/30/98 ......            8.69            (.01)            (.53)            (.54)


                                                  Less Dividends and Distributions
                                     -------------------------------------------------------------

                                      Dividends     Distributions
                                      from Net      in Excess of        Tax          Distributions
                                     Investment    Net Investment    Return of           from
   Fiscal Year or Period               Income          Income         Capital        Capital Gains
   ---------------------             ----------    --------------    ---------       -------------
AllianceBernstein
Premier Growth Fund
   Class A
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00             (2.38)
   Year ended 11/30/00 ......            0.00            0.00            0.00             (2.36)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.61)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (1.46)
   Class B
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00             (2.38)
   Year ended 11/30/00 ......            0.00            0.00            0.00             (2.36)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.61)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (1.46)
   Class C
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00             (2.38)
   Year ended 11/30/00 ......            0.00            0.00            0.00             (2.36)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.61)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (1.46)
   Advisor Class
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00             (2.38)
   Year ended 11/30/00 ......            0.00            0.00            0.00             (2.36)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.61)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (1.46)
AllianceBernstein Growth Fund
   Class A
   Year ended 10/31/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 10/31/01 ......            0.00            0.00            0.00             (5.70)
   Year ended 10/31/00 ......            0.00            0.00            0.00             (7.44)
   Year ended 10/31/99 ......            0.00            0.00            0.00             (3.71)
   Year ended 10/31/98 ......            0.00            0.00            0.00             (2.91)
   Class B
   Year ended 10/31/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 10/31/01 ......            0.00            0.00            0.00             (5.70)
   Year ended 10/31/00 ......            0.00            0.00            0.00             (7.44)
   Year ended 10/31/99 ......            0.00            0.00            0.00             (3.71)
   Year ended 10/31/98 ......            0.00            0.00            0.00             (2.91)
   Class C
   Year ended 10/31/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 10/31/01 ......            0.00            0.00            0.00             (5.70)
   Year ended 10/31/00 ......            0.00            0.00            0.00             (7.44)
   Year ended 10/31/99 ......            0.00            0.00            0.00             (3.71)
   Year ended 10/31/98 ......            0.00            0.00            0.00             (2.91)
   Advisor Class
   Year ended 10/31/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 10/31/01 ......            0.00            0.00            0.00             (5.70)
   Year ended 10/31/00 ......            0.00            0.00            0.00             (7.44)
   Year ended 10/31/99 ......            0.00            0.00            0.00             (3.71)
   Year ended 10/31/98 ......            0.00            0.00            0.00             (2.91)
AllianceBernstein
Mid-Cap Growth Fund
   Class A
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00              (.29)
   Year ended 11/30/00 ......            0.00            0.00            0.00              (.64)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.39)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (2.17)
   Class B
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00              (.29)
   Year ended 11/30/00 ......            0.00            0.00            0.00              (.64)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.39)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (2.17)
   Class C
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00              (.29)
   Year ended 11/30/00 ......            0.00            0.00            0.00              (.64)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.39)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (2.17)
   Advisor Class
   Year ended 11/30/02 ......          $ 0.00          $ 0.00          $ 0.00          $   0.00
   Year ended 11/30/01 ......            0.00            0.00            0.00              (.29)
   Year ended 11/30/00 ......            0.00            0.00            0.00              (.64)
   Year ended 11/30/99 ......            0.00            0.00            0.00              (.39)
   Year ended 11/30/98 ......            0.00            0.00            0.00             (2.17)

-------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.

     Less Distributions                                                             Ratios/Supplemental Data
----------------------------                                 ---------------------------------------------------------------------

                   Total         Net Asset                                         Ratio of         Ratio of Net
Distributions    Dividends        Value,                        Net Assets,        Expenses         Income (Loss)
 in Excess of       and           End of           Total       End of Period      to Average         to Average        Portfolio
Capital Gains  Distributions     Period         Return (c)   (000's omitted)     Net Assets         Net Assets      Turnover Rate
-------------  -------------   -----------      ----------   ----------------     ----------        -------------    -------------
  $ 0.00          $  0.00        $15.07          (25.54)%      $2,098,623            1.73%             (1.09)%              93%
    (.27)           (2.65)        20.24          (24.90)        3,556,040            1.53               (.83)              135
    0.00            (2.36)        29.51          (11.91)        4,817,131            1.44               (.71)              125
    0.00             (.61)        35.82           33.13         4,285,490            1.50               (.85)               75
    0.00            (1.46)        27.50           33.94         1,418,262            1.59(e)            (.59)               82

  $ 0.00          $  0.00        $13.88          (26.09)%      $3,080,955            2.47%             (1.84)%              93%
    (.27)           (2.65)        18.78          (25.48)        5,774,836            2.25              (1.59)              135
    0.00            (2.36)        27.76          (12.51)        8,797,132            2.13              (1.40)              125
    0.00             (.61)        34.05           32.30         8,161,471            2.18              (1.53)               75
    0.00            (1.46)        26.33           33.04         2,799,288            2.28(e)           (1.27)               82

  $ 0.00          $  0.00        $13.90          (26.10)%      $1,116,314            2.45%             (1.81)%              93%
    (.27)           (2.65)        18.81          (25.48)        2,173,671            2.26              (1.59)              135
    0.00            (2.36)        27.80          (12.49)        3,361,307            2.13              (1.40)              125
    0.00             (.61)        34.09           32.31         2,965,440            2.18              (1.53)               75
    0.00            (1.46)        26.36           32.99           862,193            2.28(e)           (1.30)               82

  $ 0.00          $  0.00        $15.42          (25.33)%       $ 590,508            1.45%              (.79)%              93%
    (.27)           (2.65)        20.65          (24.72)          510,603            1.25               (.59)              135
    0.00            (2.36)        29.99          (11.61)          523,315            1.11               (.38)              125
    0.00             (.61)        36.25           33.68           466,690            1.16               (.51)               75
    0.00            (1.46)        27.71           34.31           271,661            1.26(e)            (.28)               82


  $ 0.00          $  0.00        $22.56          (17.66)%       $ 715,438            1.49%             (1.04)%              41%
    0.00            (5.70)        27.40          (40.50)          874,604            1.28               (.61)              115
    0.00            (7.44)        52.42            5.96         1,656,689            1.14               (.30)               58
    0.00            (3.71)        56.32           28.69         1,441,962            1.18               (.28)               62
    0.00            (2.91)        47.17           14.56         1,008,093            1.22(e)            (.11)               61

  $ 0.00          $  0.00        $15.98          (18.30)%      $1,131,628            2.22%             (1.77)%              41%
    0.00            (5.70)        19.56          (40.93)        2,233,260            2.00              (1.31)              115
    0.00            (7.44)        39.49            5.18         5,042,755            1.86              (1.02)               58
    0.00            (3.71)        44.40           27.79         5,265,153            1.90              (1.00)               62
    0.00            (2.91)        38.15           13.78         4,230,756            1.94(e)            (.83)               61

  $ 0.00          $  0.00        $16.00          (18.28)%       $ 239,940            2.19%             (1.74)%              41%
    0.00            (5.70)        19.58          (40.92)          419,382            1.98              (1.29)              115
    0.00            (7.44)        39.52            5.20           959,043            1.85              (1.02)               58
    0.00            (3.71)        44.42           27.78           923,483            1.90              (1.00)               62
    0.00            (2.91)        38.17           13.76           718,688            1.93(e)            (.83)               61

  $ 0.00          $  0.00        $23.05          (17.44)%       $  10,433            1.18%              (.73)%              41%
    0.00            (5.70)        27.92          (40.34)           19,087             .98               (.30)              115
    0.00            (7.44)        53.17            6.27            38,278             .83                .03                58
    0.00            (3.71)        56.88           29.08           142,720             .88                .03                62
    0.00            (2.91)        47.47           14.92           174,745             .93(e)             .17                61



  $ 0.00          $  0.00        $ 3.70          (22.76)%       $ 469,570            1.34%             (1.03)%             183%
    0.00             (.29)         4.79          (13.64)          686,445            1.22               (.69)              226
    0.00             (.64)         5.83          (15.73)          856,956            1.04               (.55)               86
    0.00             (.39)         7.55           35.37         1,128,166            1.06               (.41)               97
    0.00            (2.17)         5.97           (8.48)          953,181            1.03               (.36)              106

  $ 0.00          $  0.00        $ 3.23          (23.46)%       $  41,096            2.20%             (1.89)%             183%
    0.00             (.29)         4.22          (14.34)           61,816            2.08              (1.54)              226
    0.00             (.64)         5.21          (16.48)           81,569            1.87              (1.39)               86
    0.00             (.39)         6.87           34.24           101,858            1.89              (1.23)               97
    0.00            (2.17)         5.51           (9.27)           85,456            1.84              (1.17)              106

  $ 0.00          $  0.00        $ 3.22          (23.52)%       $  10,860            2.16%             (1.85)%             183%
    0.00             (.29)         4.21          (14.37)           15,391            2.04              (1.51)              226
    0.00             (.64)         5.20          (16.51)           20,068            1.86              (1.34)               86
    0.00             (.39)         6.86           34.31            28,025            1.86              (1.22)               97
    0.00            (2.17)         5.50           (9.58)           21,231            1.84              (1.18)              106

  $ 0.00          $  0.00        $ 3.74          (22.57)%       $  13,092            1.08%              (.81)%             183%
    0.00             (.29)         4.83          (13.39)          131,032            1.08               (.64)              226
    0.00             (.64)         5.86          (15.66)            8,304             .83               (.35)               86
    0.00             (.39)         7.58           35.66             9,970             .85               (.20)               97
    0.00            (2.17)         5.98           (8.19)           11,305             .83               (.16)              106

                                                         Income from Investment Operations
                                                   ----------------------------------------------
                                                                       Net Gains
                                       Net Asset                     or Losses on
                                        Value,                        Investments      Total from
                                      Beginning     Net Investment   (both realized   Investment
   Fiscal Year or Period              of Period    Income (Loss)(a)  and unrealized)  Operations
   ---------------------              ---------    ----------------  ---------------  -----------
AllianceBernstein Quasar Fund
   Class A
   Year ended 9/30/02 .......          $ 16.25          $  (.30)         $ (2.61)       $ (2.91)
   Year ended 9/30/01 .......            30.76             (.35)          (11.46)        (11.81)
   Year ended 9/30/00 .......            23.84             (.38)            7.30           6.92
   Year ended 9/30/99 .......            22.27             (.22)            2.80           2.58
   Year ended 9/30/98 .......            30.37             (.17)           (6.70)         (6.87)
   Class B
   Year ended 9/30/02 .......          $ 14.11          $  (.39)         $ (2.23)       $ (2.62)
   Year ended 9/30/01 .......            27.30             (.45)          (10.04)        (10.49)
   Year ended 9/30/00 .......            21.32             (.52)            6.50           5.98
   Year ended 9/30/99 .......            20.17             (.37)            2.53           2.16
   Year ended 9/30/98 .......            27.83             (.36)           (6.07)         (6.43)
   Class C
   Year ended 9/30/02 .......          $ 14.13          $  (.39)         $ (2.24)       $ (2.63)
   Year ended 9/30/01 .......            27.32             (.45)          (10.04)         (10.49)
   Year ended 9/30/00 .......            21.34             (.52)            6.50           5.98
   Year ended 9/30/99 .......            20.18             (.36)            2.53           2.17
   Year ended 9/30/98 .......            27.85             (.35)           (6.09)         (6.44)
   Advisor Class
   Year ended 9/30/02 .......          $ 16.52          $  (.28)         $ (2.64)       $ (2.92)
   Year ended 9/30/01 .......            31.07             (.29)          (11.56)        (11.85)
   Year ended 9/30/00 .......            24.01             (.30)            7.36           7.06
   Year ended 9/30/99 .......            22.37             (.15)            2.80           2.65
   Year ended 9/30/98 .......            30.42             (.09)           (6.73)         (6.82)
AllianceBernstein
Technology Fund
   Class A
   Year ended 11/30/02 ......          $ 67.05          $  (.87)         $(22.70)       $(23.57)
   Year ended 11/30/01 ......            95.32             (.82)          (21.17)        (21.99)
   Year ended 11/30/00 ......           111.46            (1.35)          (10.75)        (12.10)
   Year ended 11/30/99 ......            68.60             (.99)           49.02          48.03
   Year ended 11/30/98 ......            54.44             (.68)           15.42          14.74
   Class B
   Year ended 11/30/02 ......          $ 62.27          $ (1.16)         $(21.05)       $(22.21)
   Year ended 11/30/01 ......            89.59            (1.28)          (19.76)        (21.04)
   Year ended 11/30/00 ......           105.73            (2.17)           (9.93)        (12.10)
   Year ended 11/30/99 ......            65.75            (1.54)           46.69          45.15
   Year ended 11/30/98 ......            52.58            (1.08)           14.83          13.75
   Class C
   Year ended 11/30/02 ......          $ 62.25          $ (1.15)         $(21.03)       $(22.18)
   Year ended 11/30/01 ......            89.55            (1.28)          (19.74)        (21.02)
   Year ended 11/30/00 ......           105.69            (2.19)           (9.91)        (12.10)
   Year ended 11/30/99 ......            65.74            (1.57)           46.69          45.12
   Year ended 11/30/98 ......            52.57            (1.08)           14.83          13.75
   Advisor Class
   Year ended 11/30/02 ......          $ 68.21          $  (.72)         $(23.13)       $(23.85)
   Year ended 11/30/01 ......            96.60             (.60)          (21.51)        (22.11)
   Year ended 11/30/00 ......           112.59             (.91)          (11.04)        (11.95)
   Year ended 11/30/99 ......            69.04             (.68)           49.40          48.72
   Year ended 11/30/98 ......            54.63             (.50)           15.49          14.99
AllianceBernstein
Health Care Fund
   Class A
   Year ended 6/30/02 .......          $ 11.20          $  (.12)         $ (1.22)       $ (1.34)
   Year ended 6/30/01 .......            12.40             (.11)           (1.00)         (1.11)
   8/27/99++ to 6/30/00 .....            10.00             (.06)(b)         2.46           2.40
   Class B
   Year ended 6/30/02 .......          $ 11.05          $  (.20)         $ (1.19)       $ (1.39)
   Year ended 6/30/01 .......            12.33             (.19)           (1.00)         (1.19)
   8/27/99++ to 6/30/00 .....            10.00             (.13)(b)         2.46           2.33
   Class C
   Year ended 6/30/02 .......          $ 11.05          $  (.20)         $ (1.19)       $ (1.39)
   Year ended 6/30/01 .......            12.33             (.19)           (1.00)         (1.19)
   8/27/99++ to 6/30/00 .....            10.00             (.12)(b)         2.45           2.33
   Advisor Class
   Year ended 6/30/02 .......          $ 11.36          $  (.09)         $ (1.24)       $ (1.33)
   Year ended 6/30/01 .......            12.54             (.07)           (1.02)         (1.09)
   8/27/99++ to 6/30/00 .....            10.00             (.03)(b)         2.57           2.54


                                                  Less Dividends and Distributions
                                     -------------------------------------------------------------

                                      Dividends     Distributions
                                      from Net      in Excess of        Tax          Distributions
                                     Investment    Net Investment    Return of           from
   Fiscal Year or Period               Income          Income         Capital        Capital Gains
   ---------------------             ----------    --------------    ---------       -------------
AllianceBernstein Quasar Fund
   Class A
   Year ended 9/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 9/30/01 .......             0.00             0.00          0.00             (.72)
   Year ended 9/30/00 .......             0.00             0.00          0.00             0.00
   Year ended 9/30/99 .......             0.00             0.00          0.00            (1.01)
   Year ended 9/30/98 .......             0.00             0.00          0.00            (1.23)
   Class B
   Year ended 9/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 9/30/01 .......             0.00             0.00          0.00             (.72)
   Year ended 9/30/00 .......             0.00             0.00          0.00             0.00
   Year ended 9/30/99 .......             0.00             0.00          0.00            (1.01)
   Year ended 9/30/98 .......             0.00             0.00          0.00            (1.23)
   Class C
   Year ended 9/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 9/30/01 .......             0.00             0.00          0.00             (.72)
   Year ended 9/30/00 .......             0.00             0.00          0.00             0.00
   Year ended 9/30/99 .......             0.00             0.00          0.00            (1.01)
   Year ended 9/30/98 .......             0.00             0.00          0.00            (1.23)
   Advisor Class
   Year ended 9/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 9/30/01 .......             0.00             0.00          0.00             (.72)
   Year ended 9/30/00 .......             0.00             0.00          0.00             0.00
   Year ended 9/30/99 .......             0.00             0.00          0.00            (1.01)
   Year ended 9/30/98 .......             0.00             0.00          0.00            (1.23)
AllianceBernstein
Technology Fund
   Class A
   Year ended 11/30/02 ......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 11/30/01 ......             0.00             0.00          0.00            (5.86)
   Year ended 11/30/00 ......             0.00             0.00          0.00            (4.04)
   Year ended 11/30/99 ......             0.00             0.00          0.00            (5.17)
   Year ended 11/30/98 ......             0.00             0.00          0.00             (.58)
   Class B
   Year ended 11/30/02 ......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 11/30/01 ......             0.00             0.00          0.00            (5.86)
   Year ended 11/30/00 ......             0.00             0.00          0.00            (4.04)
   Year ended 11/30/99 ......             0.00             0.00          0.00            (5.17)
   Year ended 11/30/98 ......             0.00             0.00          0.00             (.58)
   Class C
   Year ended 11/30/02 ......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 11/30/01 ......             0.00             0.00          0.00            (5.86)
   Year ended 11/30/00 ......             0.00             0.00          0.00            (4.04)
   Year ended 11/30/99 ......             0.00             0.00          0.00            (5.17)
   Year ended 11/30/98 ......             0.00             0.00          0.00             (.58)
   Advisor Class
   Year ended 11/30/02 ......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 11/30/01 ......             0.00             0.00          0.00            (5.89)
   Year ended 11/30/00 ......             0.00             0.00          0.00            (4.04)
   Year ended 11/30/99 ......             0.00             0.00          0.00            (5.17)
   Year ended 11/30/98 ......             0.00             0.00          0.00             (.58)
AllianceBernstein
Health Care Fund
   Class A
   Year ended 6/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 6/30/01 .......             0.00             0.00          0.00             (.08)
   8/27/99++ to 6/30/00 .....             0.00             0.00          0.00             0.00
   Class B
   Year ended 6/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 6/30/01 .......             0.00             0.00          0.00             (.08)
   8/27/99++ to 6/30/00 .....             0.00             0.00          0.00             0.00
   Class C
   Year ended 6/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 6/30/01 .......             0.00             0.00          0.00             (.08)
   8/27/99++ to 6/30/00 .....             0.00             0.00          0.00             0.00
   Advisor Class
   Year ended 6/30/02 .......          $  0.00          $  0.00       $  0.00          $  0.00
   Year ended 6/30/01 .......             0.00             0.00          0.00             (.08)
   8/27/99++ to 6/30/00 .....             0.00             0.00          0.00             0.00

-------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.

     Less Distributions                                                             Ratios/Supplemental Data
----------------------------                                 ---------------------------------------------------------------------

                   Total         Net Asset                                         Ratio of         Ratio of Net
Distributions    Dividends        Value,                        Net Assets,        Expenses         Income (Loss)
 in Excess of       and           End of           Total       End of Period      to Average         to Average        Portfolio
Capital Gains  Distributions      Period        Return (c)   (000's omitted)     Net Assets         Net Assets      Turnover Rate
-------------  -------------   -----------      ----------   ----------------     ----------        -------------    -------------
  $  0.00         $  0.00        $ 13.34         (17.91)%       $  156,340          1.92%               (1.71)%           98%
    (1.98)          (2.70)         16.25         (41.42)           232,456          1.79                (1.58)           109
     0.00            0.00          30.76          29.03            458,008          1.68(e)             (1.39)           160
     0.00           (1.01)         23.84          11.89            517,289          1.69(e)              (.90)            91
     0.00           (1.23)         22.27         (23.45)           495,070          1.61(e)              (.59)           109

  $  0.00         $  0.00        $ 11.49         (18.57)%       $  159,791          2.72%               (2.50)%           98%
    (1.98)          (2.70)         14.11         (41.88)           257,161          2.57                (2.36)           109
     0.00            0.00          27.30          28.05            546,302          2.44(e)             (2.16)           160
     0.00           (1.01)         21.32          11.01            587,919          2.46(e)             (1.68)            91
     0.00           (1.23)         20.17         (24.03)           625,147          2.39(e)             (1.36)           109

  $  0.00         $  0.00        $ 11.50         (18.61)%       $   37,256          2.71%               (2.49)%           98%
    (1.98)          (2.70)         14.13         (41.85)            60,925          2.56                (2.35)           109
     0.00            0.00          27.32          28.02            137,242          2.43(e)             (2.12)           160
     0.00           (1.01)         21.34          11.05            168,120          2.45(e)             (1.66)            91
     0.00           (1.23)         20.18         (24.05)           182,110          2.38(e)             (1.35)           109

  $  0.00         $  0.00        $ 13.60         (17.68)%       $    8,916          1.60%               (1.41)%           98%
    (1.98)          (2.70)         16.52         (41.11)            68,730          1.52                (1.31)           109
     0.00            0.00          31.07          29.40            135,414          1.39(e)             (1.08)           160
     0.00           (1.01)         24.01          12.16            164,671          1.42(e)              (.62)            91
     0.00           (1.23)         22.37         (23.24)           175,037          1.38(e)              (.32)           109



  $  0.00         $  0.00        $ 43.48         (35.15)%       $1,096,744          1.85%               (1.64)%          117%
     (.42)          (6.28)         67.05         (24.90)         1,926,473          1.58                (1.08)            55
     0.00           (4.04)         95.32         (11.48)         2,650,904          1.50                 (.98)            46
     0.00           (5.17)        111.46          74.67          2,167,060          1.68(e)             (1.11)            54
     0.00            (.58)         68.60          27.36            824,636          1.66(e)             (1.13)            67

  $  0.00         $  0.00        $ 40.06         (35.67)%       $1,539,144          2.58%               (2.37)%          117%
     (.42)          (6.28)         62.27         (25.46)         3,092,947          2.31                (1.80)            55
     0.00           (4.04)         89.59         (12.12)         4,701,567          2.20                (1.68)            46
     0.00           (5.17)        105.73          73.44          3,922,584          2.39(e)             (1.83)            54
     0.00            (.58)         65.75          26.44          1,490,578          2.39(e)             (1.86)            67

  $  0.00         $  0.00        $ 40.07         (35.63)%       $  410,649          2.55%               (2.34)%          117%
     (.42)          (6.28)         62.25         (25.45)           835,406          2.30                (1.80)            55
     0.00           (4.04)         89.55         (12.13)         1,252,765          2.21                (1.69)            46
     0.00           (5.17)        105.69          73.40            907,707          2.41(e)             (1.85)            54
     0.00            (.58)         65.74          26.44            271,320          2.40(e)             (1.87)            67

  $  0.00         $  0.00        $ 44.36         (34.96)%       $   83,018          1.49%               (1.29)%          117%
     (.39)          (6.28)         68.21         (24.68)           231,167          1.27                 (.78)            55
     0.00           (4.04)         96.60         (11.22)           288,889          1.19                 (.66)            46
     0.00           (5.17)        112.59          75.22            330,404          1.35(e)              (.78)            54
     0.00            (.58)         69.04          27.73            230,295          1.37(e)              (.84)            67



  $  0.00         $  0.00        $  9.86         (11.96)%       $   63,973          1.85%               (1.13)%            9%
     (.01)           (.09)         11.20          (9.10)            76,827          1.73                 (.90)             8
     0.00            0.00          12.40          24.00             55,412          1.92*(d)             (.67)*(b)        26

  $  0.00         $  0.00        $  9.66         (12.58)%       $  163,340          2.60%               (1.87)%            9%
     (.01)           (.09)         11.05          (9.81)           203,620          2.46                (1.63)             8
     0.00            0.00          12.33          23.30            144,659          2.64*(d)            (1.40)*(b)        26

  $  0.00         $  0.00        $  9.66         (12.58)%       $   41,268          2.57%               (1.84)%            9%
     (.01)           (.09)         11.05          (9.81)            57,405          2.44                (1.60)             8
     0.00            0.00          12.33          23.30             44,582          2.63*(d)            (1.38)*(b)        26

  $  0.00         $  0.00        $ 10.03         (11.71)%       $    7,544          1.57%                (.83)%            9%
     (.01)           (.09)         11.36          (8.84)             7,518          1.42                 (.59)             8
     0.00            0.00          12.54          25.40              6,184          1.61*(d)             (.36)*(b)        26

                                                         Income from Investment Operations
                                                   ----------------------------------------------
                                                                       Net Gains
                                       Net Asset                     or Losses on
                                        Value,                        Investments      Total from
                                      Beginning     Net Investment   (both realized   Investment
   Fiscal Year or Period              of Period    Income (Loss)(a)  and unrealized)  Operations
   ---------------------              ---------    ----------------  ---------------  -----------
AllianceBernstein International
Premier Growth
   Class A
   Year ended 11/30/02 ........        $  8.36        $  (.09)(b)       $  (.96)         $ (1.05)
   Year ended 11/30/01 ........          10.50           (.10)            (2.04)           (2.14)
   Year ended 11/30/00 ........          13.22           (.14)            (2.14)           (2.28)
   Year ended 11/30/99 ........           9.63           (.15)(b)          3.74             3.59
   3/3/98++ to 11/30/98 .......          10.00           (.08)(b)          (.29)            (.37)
   Class B
   Year ended 11/30/02 ........        $  8.12        $  (.14)(b)       $  (.92)         $ (1.06)
   Year ended 11/30/01 ........          10.29           (.17)            (2.00)           (2.17)
   Year ended 11/30/00 ........          13.05           (.23)            (2.09)           (2.32)
   Year ended 11/30/99 ........           9.58           (.22)(b)          3.69             3.47
   3/3/98++ to 11/30/98 .......          10.00           (.13)(b)          (.29)            (.42)
   Class C
   Year ended 11/30/02 ........        $  8.13        $  (.14)(b)       $  (.93)         $ (1.07)
   Year ended 11/30/01 ........          10.29           (.16)            (2.00)           (2.16)
   Year ended 11/30/00 ........          13.05           (.23)            (2.09)           (2.32)
   Year ended 11/30/99 ........           9.57           (.22)(b)          3.70             3.48
   3/3/98++ to 11/30/98 .......          10.00           (.15)(b)          (.28)            (.43)
   Advisor Class
   Year ended 11/30/02 ........        $  8.44        $  (.07)(b)       $  (.96)         $ (1.03)
   Year ended 11/30/01 ........          10.58           (.07)            (2.07)           (2.14)
   Year ended 11/30/00 ........          13.27           (.09)            (2.16)           (2.25)
   Year ended 11/30/99 ........           9.64           (.12)(b)          3.75             3.63
   3/3/98++ to 11/30/98 .......          10.00            .01(b)           (.37)            (.36)
AllianceBernstein Global
Small Cap Fund
   Class A
   Year ended 7/31/02 .........        $  8.74        $  (.15)          $ (2.30)         $ (2.45)
   Year ended 7/31/01 .........          15.13           (.15)            (4.51)           (4.66)
   Year ended 7/31/00 .........          11.66           (.16)             3.83             3.67
   Year ended 7/31/99 .........          12.14           (.08)              .76              .68
   Year ended 7/31/98 .........          12.87           (.11)              .37              .26
   Class B
   Year ended 7/31/02 .........        $  7.65        $  (.19)          $ (2.00)         $ (2.19)
   Year ended 7/31/01 .........          13.59           (.21)            (4.00)           (4.21)
   Year ended 7/31/00 .........          10.57           (.24)             3.46             3.22
   Year ended 7/31/99 .........          11.20           (.15)              .68              .53
   Year ended 7/31/98 .........          12.03           (.18)              .34              .16
   Class C
   Year ended 7/31/02 .........        $  7.67        $  (.19)          $ (2.00)         $ (2.19)
   Year ended 7/31/01 .........          13.62           (.21)            (4.01)           (4.22)
   Year ended 7/31/00 .........          10.59           (.24)             3.47             3.23
   Year ended 7/31/99 .........          11.22           (.16)              .69              .53
   Year ended 7/31/98 .........          12.05           (.19)              .35              .16
   Advisor Class
   Year ended 7/31/02 .........        $  8.86        $  (.13)          $ (2.34)         $ (2.47)
   Year ended 7/31/01 .........          15.28           (.11)            (4.58)           (4.69)
   Year ended 7/31/00 .........          11.74           (.12)             3.86             3.74
   Year ended 7/31/99 .........          12.20           (.07)              .77              .70
   Year ended 7/31/98 .........          12.89           (.07)              .37              .30
AllianceBernstein Worldwide
Privatization Fund
   Class A
   Year ended 6/30/02 .........        $  8.76        $  (.03)          $  (.54)         $  (.57)
   Year ended 6/30/01 .........          13.57            .02             (3.45)           (3.43)
   Year ended 6/30/00 .........          11.84           (.04)             2.83             2.79
   Year ended 6/30/99 .........          12.67            .00               .93              .93
   Year ended 6/30/98 .........          13.26            .10               .85              .95
   Class B
   Year ended 6/30/02 .........        $  8.32        $  (.09)          $  (.51)         $  (.60)
   Year ended 6/30/01 .........          13.06           (.07)            (3.29)           (3.36)
   Year ended 6/30/00 .........          11.50           (.13)             2.75             2.62
   Year ended 6/30/99 .........          12.37           (.08)              .89              .81
   Year ended 6/30/98 .........          13.04            .02               .82              .84
   Class C
   Year ended 6/30/02 .........        $  8.32        $  (.09)          $  (.51)         $  (.60)
   Year ended 6/30/01 .........          13.05           (.06)            (3.29)           (3.35)
   Year ended 6/30/00 .........          11.50           (.12)             2.73             2.61
   Year ended 6/30/99 .........          12.37           (.08)              .89              .81
   Year ended 6/30/98 .........          13.04            .05               .79              .84
   Advisor Class
   Year ended 6/30/02 .........        $  8.76        $  (.01)          $  (.54)         $  (.55)
   Year ended 6/30/01 .........          13.53            .04             (3.43)           (3.39)
   Year ended 6/30/00 .........          11.77           0.00              2.82             2.82
   Year ended 6/30/99 .........          12.63            .02               .93              .95
   Year ended 6/30/98 .........          13.23            .19               .80              .99


                                                  Less Dividends and Distributions
                                     -------------------------------------------------------------

                                      Dividends     Distributions
                                      from Net      in Excess of        Tax          Distributions
                                     Investment    Net Investment    Return of           from
   Fiscal Year or Period               Income          Income         Capital        Capital Gains
   ---------------------             ----------    --------------    ---------       -------------
AllianceBernstein International
Premier Growth
   Class A
   Year ended 11/30/02 ........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 11/30/01 ........          0.00             0.00           0.00             0.00
   Year ended 11/30/00 ........          0.00             0.00           0.00             (.44)
   Year ended 11/30/99 ........          0.00             0.00           0.00             0.00
   3/3/98++ to 11/30/98 .......          0.00             0.00           0.00             0.00
   Class B
   Year ended 11/30/02 ........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 11/30/01 ........          0.00             0.00           0.00             0.00
   Year ended 11/30/00 ........          0.00             0.00           0.00             (.44)
   Year ended 11/30/99 ........          0.00             0.00           0.00             0.00
   3/3/98++ to 11/30/98 .......          0.00             0.00           0.00             0.00
   Class C
   Year ended 11/30/02 ........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 11/30/01 ........          0.00             0.00           0.00             0.00
   Year ended 11/30/00 ........          0.00             0.00           0.00             (.44)
   Year ended 11/30/99 ........          0.00             0.00           0.00             0.00
   3/3/98++ to 11/30/98 .......          0.00             0.00           0.00             0.00
   Advisor Class
   Year ended 11/30/02 ........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 11/30/01 ........          0.00             0.00           0.00             0.00
   Year ended 11/30/00 ........          0.00             0.00           0.00             (.44)
   Year ended 11/30/99 ........          0.00             0.00           0.00             0.00
   3/3/98++ to 11/30/98 .......          0.00             0.00           0.00             0.00
AllianceBernstein Global
Small Cap Fund
   Class A
   Year ended 7/31/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 7/31/01 .........          0.00             0.00           0.00             0.00
   Year ended 7/31/00 .........          0.00             0.00           0.00             (.20)
   Year ended 7/31/99 .........          0.00             0.00           0.00            (1.16)
   Year ended 7/31/98 .........          0.00             0.00           0.00             (.99)
   Class B
   Year ended 7/31/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 7/31/01 .........          0.00             0.00           0.00             0.00
   Year ended 7/31/00 .........          0.00             0.00           0.00             (.20)
   Year ended 7/31/99 .........          0.00             0.00           0.00            (1.16)
   Year ended 7/31/98 .........          0.00             0.00           0.00             (.99)
   Class C
   Year ended 7/31/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 7/31/01 .........          0.00             0.00           0.00             0.00
   Year ended 7/31/00 .........          0.00             0.00           0.00             (.20)
   Year ended 7/31/99 .........          0.00             0.00           0.00            (1.16)
   Year ended 7/31/98 .........          0.00             0.00           0.00             (.99)
   Advisor Class
   Year ended 7/31/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 7/31/01 .........          0.00             0.00           0.00             0.00
   Year ended 7/31/00 .........          0.00             0.00           0.00             (.20)
   Year ended 7/31/99 .........          0.00             0.00           0.00            (1.16)
   Year ended 7/31/98 .........          0.00             0.00           0.00             (.99)
AllianceBernstein Worldwide
Privatization Fund
   Class A
   Year ended 6/30/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 6/30/01 .........          0.00             0.00           0.00            (1.37)
   Year ended 6/30/00 .........          0.00             0.00           0.00            (1.06)
   Year ended 6/30/99 .........          (.12)            0.00           0.00            (1.64)
   Year ended 6/30/98 .........          (.18)            0.00           0.00            (1.36)
   Class B
   Year ended 6/30/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 6/30/01 .........          0.00             0.00           0.00            (1.37)
   Year ended 6/30/00 .........          0.00             0.00           0.00            (1.06)
   Year ended 6/30/99 .........          (.04)            0.00           0.00            (1.64)
   Year ended 6/30/98 .........          (.15)            0.00           0.00            (1.36)
   Class C
   Year ended 6/30/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 6/30/01 .........          0.00             0.00           0.00            (1.37)
   Year ended 6/30/00 .........          0.00             0.00           0.00            (1.06)
   Year ended 6/30/99 .........          (.04)            0.00           0.00            (1.64)
   Year ended 6/30/98 .........          (.15)            0.00           0.00            (1.36)
   Advisor Class
   Year ended 6/30/02 .........       $  0.00          $  0.00        $  0.00          $  0.00
   Year ended 6/30/01 .........          0.00             0.00           0.00            (1.37)
   Year ended 6/30/00 .........         (0.00)            0.00           0.00            (1.06)
   Year ended 6/30/99 .........          (.17)            0.00           0.00            (1.64)
   Year ended 6/30/98 .........          (.23)            0.00           0.00            (1.36)

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.

     Less Distributions                                                             Ratios/Supplemental Data
----------------------------                                 ---------------------------------------------------------------------

                   Total         Net Asset                                         Ratio of         Ratio of Net
Distributions    Dividends        Value,                        Net Assets,        Expenses         Income (Loss)
 in Excess of       and           End of           Total       End of Period      to Average         to Average        Portfolio
Capital Gains  Distributions     Period         Return (c)   (000's omitted)     Net Assets         Net Assets      Turnover Rate
-------------  -------------   -----------      ----------   ----------------     ----------        -------------    -------------
    $ 0.00        $ 0.00         $ 7.31          (12.56)%       $ 27,456            2.47%             (1.17)%(b)           75%
      0.00          0.00           8.36          (20.38)          40,555            2.17              (1.06)              171
      0.00          (.44)         10.50          (17.88)          60,330            1.95              (1.07)              111
      0.00          0.00          13.22           37.28           12,851            2.51(d)(e)        (1.34)(b)           107
      0.00          0.00           9.63           (3.70)           7,255            2.50*(d)          (.90)*(b)           151

    $ 0.00        $ 0.00         $ 7.06          (13.05)%       $ 52,744            3.20%(d)          (1.88)%(b)           75%
      0.00          0.00           8.12          (21.09)          80,353            2.92              (1.84)              171
      0.00          (.44)         10.29          (18.44)         122,503            2.67              (1.79)              111
      0.00          0.00          13.05           36.22           28,678            3.21(d)(e)        (2.07)(b)           107
      0.00          0.00           9.58           (4.20)          11,710            3.20*(d)          (1.41)*(b)          151

    $ 0.00        $ 0.00         $ 7.06          (13.16)%       $ 17,942            3.20%(d)          (1.90)%(b)           75%
      0.00          0.00           8.13          (20.99)          28,990            2.88              (1.80)              171
      0.00          (.44)         10.29          (18.44)          46,894            2.66              (1.79)              111
      0.00          0.00          13.05           36.36            9,235            3.21(d)(e)        (2.06)(b)           107
      0.00          0.00           9.57           (4.30)           3,120            3.20*(d)          (1.69)*(b)          151

    $ 0.00        $ 0.00         $ 7.41          (12.20)%       $ 11,437            2.18%              (.85)%(b)           75%
      0.00          0.00           8.44          (20.23)          14,116            1.86               (.78)              171
      0.00          (.44)         10.58          (17.57)          18,800            1.61               (.68)              111
      0.00          0.00          13.27           37.66            2,386            2.21(d)(e)        (1.06)(b)           107
      0.00          0.00           9.64           (3.60)           1,386            2.20*(d)            .13*(b)           151



    $ 0.00        $ 0.00         $ 6.29          (28.03)%       $ 47,367            2.62%             (1.99)%              84%
     (1.73)        (1.73)          8.74          (33.85)          74,639            2.14(e)           (1.33)              121
      0.00          (.20)         15.13           31.81          120,687            2.02(e)           (1.07)              133
      0.00         (1.16)         11.66            7.51           77,164            2.37(e)            (.79)              120
      0.00          (.99)         12.14            2.49           82,843            2.16(e)            (.88)              113

    $ 0.00        $ 0.00         $ 5.46          (28.63)%       $ 19,858            3.42%             (2.80)%              84%
     (1.73)        (1.73)          7.65          (34.44)          35,500            2.90(e)           (2.10)              121
      0.00          (.20)         13.59           30.82           65,097            2.76(e)           (1.82)              133
      0.00         (1.16)         10.57            6.74           30,205            3.14(e)           (1.59)              120
      0.00          (.99)         11.20            1.80           38,827            2.88(e)           (1.58)              113

    $ 0.00        $ 0.00         $ 5.48          (28.55)%       $  4,393            3.40%             (2.78)%              84%
     (1.73)        (1.73)          7.67          (34.43)           8,609            2.89(e)           (2.12)              121
      0.00          (.20)         13.62           30.86           19,580            2.75(e)           (1.80)              133
      0.00         (1.16)         10.59            6.72            7,058            3.15(e)           (1.61)              120
      0.00          (.99)         11.22            1.79            9,471            2.88(e)           (1.59)              113

    $ 0.00        $ 0.00         $ 6.39          (27.88)%       $    204            2.31%             (1.76)%              84%
     (1.73)        (1.73)          8.86          (33.71)             797            1.83(e)           (1.03)              121
      0.00          (.20)         15.28           32.19              707            1.69(e)            (.76)              133
      0.00         (1.16)         11.74            7.63              189            2.13(e)            (.63)              120
      0.00          (.99)         12.20            2.82              392            1.87(e)            (.57)              113



    $ 0.00        $ 0.00         $ 8.19           (6.51)%       $183,160            2.10%              (.40)%              43%
      (.01)        (1.38)          8.76          (26.81)         245,873            1.81                .14                42
      0.00         (1.06)         13.57           24.26          394,665            1.74(e)            (.31)               67
      0.00         (1.76)         11.84            9.86          340,194            1.92(e)            (.01)               58
      0.00         (1.54)         12.67            9.11          467,960            1.73                .80                53

    $ 0.00        $ 0.00         $ 7.72           (7.21)%       $ 65,724            2.89%             (1.19)%              43%
      (.01)        (1.38)          8.32          (27.37)          92,446            2.56               (.64)               42
      0.00         (1.06)         13.06           23.45          160,847            2.47(e)           (1.02)               67
      0.00         (1.68)         11.50            8.91          117,420            2.63(e)           (1.43)               58
      0.00         (1.51)         12.37            8.34          156,348            2.45                .20                53

    $ 0.00        $ 0.00         $ 7.72           (7.21)%       $ 15,541            2.85%             (1.18)%              43%
      (.01)        (1.38)          8.32          (27.30)          23,976            2.56               (.62)               42
      0.00         (1.06)         13.05           23.37           39,598            2.44(e)            (.94)               67
      0.00         (1.68)         11.50            8.91           20,397            2.63(e)           (1.44)               58
      0.00         (1.51)         12.37            8.34           26,635            2.44                .38                53

    $ 0.00        $ 0.00         $ 8.21           (6.28)%       $    808            1.80%              (.18)%              43%
      (.01)        (1.38)          8.76          (26.58)           1,343            1.50                .38                42
      0.00         (1.06)         13.53           24.68            2,506            1.43(e)             .01                67
      0.00         (1.81)         11.77           10.12            1,610            1.62(e)             .37                58
      0.00         (1.59)         12.63            9.48            1,716            1.45               1.48                53

                                                      Income from Investment Operations
                                                ----------------------------------------------
                                                                    Net Gains
                                    Net Asset                     or Losses on
                                     Value,                        Investments      Total from
                                   Beginning     Net Investment   (both realized   Investment
   Fiscal Year or Period           of Period    Income (Loss)(a)  and unrealized)  Operations
   ---------------------           ---------    ----------------  ---------------  -----------
AllianceBernstein
New Europe Fund
  Class A
  Year ended 7/31/02 .....          $ 14.62          $  (.08)        $ (2.70)         $ (2.78)
  Year ended 7/31/01 .....            21.11             (.04)          (4.82)           (4.86)
  Year ended 7/31/00 .....            18.57             (.10)           3.55             3.45
  Year ended 7/31/99 .....            21.85              .07            (.79)            (.72)
  Year ended 7/31/98 .....            18.61              .05            5.28             5.33
  Class B
  Year ended 7/31/02 .....          $ 13.33          $  (.18)        $ (2.44)         $ (2.62)
  Year ended 7/31/01 .....            19.56             (.16)          (4.44)           (4.60)
  Year ended 7/31/00 .....            17.39             (.23)           3.31             3.08
  Year ended 7/31/99 .....            20.76             (.06)           (.75)            (.81)
  Year ended 7/31/98 .....            17.87             (.08)           5.02             4.94
  Class C
  Year ended 7/31/02 .....          $ 13.35          $  (.17)        $ (2.45)         $ (2.62)
  Year ended 7/31/01 .....            19.58             (.15)          (4.45)           (4.60)
  Year ended 7/31/00 .....            17.41             (.23)           3.31             3.08
  Year ended 7/31/99 .....            20.77             (.05)           (.75)            (.80)
  Year ended 7/31/98 .....            17.89             (.08)           5.01             4.93
  Advisor Class
  Year ended 7/31/02 .....          $ 14.68          $  (.05)        $ (2.72)         $ (2.77)
  Year ended 7/31/01 .....            21.18             0.00           (4.87)           (4.87)
  Year ended 7/31/00 .....            18.58             (.01)           3.52             3.51
  Year ended 7/31/99 .....            21.79              .13            (.78)            (.65)
  Year ended 7/31/98 .....            18.57              .08            5.28             5.36
AllianceBernstein All-Asia
Investment Fund
  Class A
  Year ended 10/31/02 ....          $  5.24          $  (.11)        $  (.56)         $  (.67)
  Year ended 10/31/01 ....             9.71             (.15)(b)       (3.21)           (3.36)
  Year ended 10/31/00 ....            10.46             (.19)           (.56)            (.75)
  Year ended 10/31/99 ....             5.86             (.10)(b)        4.70             4.60
  Year ended 10/31/98 ....             7.54             (.10)(b)       (1.58)           (1.68)
  Class B
  Year ended 10/31/02 ....          $  4.95          $  (.13)        $  (.53)         $  (.66)
  Year ended 10/31/01 ....             9.30             (.18)(b)       (3.06)           (3.24)
  Year ended 10/31/00 ....            10.09             (.29)           (.50)            (.79)
  Year ended 10/31/99 ....             5.71             (.18)(b)        4.56             4.38
  Year ended 10/31/98 ....             7.39             (.14)(b)       (1.54)           (1.68)
  Class C
  Year ended 10/31/02 ....          $  4.96          $  (.14)        $  (.52)         $  (.66)
  Year ended 10/31/01 ....             9.32             (.18)(b)       (3.07)           (3.25)
  Year ended 10/31/00 ....            10.12             (.29)           (.51)            (.80)
  Year ended 10/31/99 ....             5.72             (.18)(b)        4.58             4.40
  Year ended 10/31/98 ....             7.40             (.14)(b)       (1.54)           (1.68)
  Advisor Class
  Year ended 10/31/02 ....          $  5.31          $  (.09)        $  (.58)         $  (.67)
  Year ended 10/31/01 ....             9.81             (.12)(b)       (3.27)           (3.39)
  Year ended 10/31/00 ....            10.54             (.17)           (.56)            (.73)
  Year ended 10/31/99 ....             5.90             (.10)(b)        4.74             4.64
  Year ended 10/31/98 ....             7.56             (.08)(b)       (1.58)           (1.66)
AllianceBernstein Greater
China '97 Fund
  Class A
  Year ended 7/31/02 .....          $  8.45          $   .09(b)      $  (.99)         $  (.90)
  Year ended 7/31/01 .....            10.34             (.01)(b)       (1.88)           (1.89)
  Year ended 7/31/00 .....             8.20             (.04)(b)        2.18             2.14
  Year ended 7/31/99 .....             4.84              .02(b)         3.34             3.36
  9/3/97++ to 7/31/98 ....            10.00              .08(b)        (5.18)           (5.10)
  Class B
  Year ended 7/31/02 .....          $  8.21          $   .03(b)      $  (.94)         $  (.91)
  Year ended 7/31/01 .....            10.13             (.07)(b)       (1.85)           (1.92)
  Year ended 7/31/00 .....             8.12             (.11)(b)        2.12             2.01
  Year ended 7/31/99 .....             4.82             (.01)(b)        3.31             3.30
  9/3/97++ to 7/31/98 ....            10.00              .03(b)        (5.17)           (5.14)
  Class C
  Year ended 7/31/02 .....          $  8.21          $   .04(b)      $  (.95)         $  (.91)
  Year ended 7/31/01 .....            10.13             (.08)(b)       (1.84)           (1.92)
  Year ended 7/31/00 .....             8.11             (.13)(b)        2.15             2.02
  Year ended 7/31/99 .....             4.82             (.03)(b)        3.32             3.29
  9/3/97++ to 7/31/98 ....            10.00              .03(b)        (5.17)           (5.14)
  Advisor Class
  Year ended 7/31/02 .....          $  8.53          $   .10(b)      $  (.97)         $  (.87)
  Year ended 7/31/01 .....            10.41              .06(b)        (1.94)           (1.88)
  Year ended 7/31/00 .....             8.24             (.02)(b)        2.19             2.17
  Year ended 7/31/99 .....             4.85              .04(b)         3.35             3.39
  9/3/97++ to 7/31/98 ....            10.00              .10(b)        (5.18)           (5.08)


                                               Less Dividends and Distributions
                                  -------------------------------------------------------------

                                   Dividends    Distributions
                                   from Net      in Excess of        Tax          Distributions
                                  Investment    Net Investment    Return of           from
   Fiscal Year or Period            Income          Income         Capital        Capital Gains
   ---------------------          ----------    --------------    ---------       -------------
AllianceBernstein
New Europe Fund
  Class A
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00           (1.50)
  Year ended 7/31/00 .....             0.00            0.00            0.00            (.91)
  Year ended 7/31/99 .....             0.00            0.00            0.00           (2.56)
  Year ended 7/31/98 .....             0.00            (.04)           0.00           (2.05)
  Class B
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00           (1.50)
  Year ended 7/31/00 .....             0.00            0.00            0.00            (.91)
  Year ended 7/31/99 .....             0.00            0.00            0.00           (2.56)
  Year ended 7/31/98 .....             0.00            0.00            0.00           (2.05)
  Class C
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00           (1.50)
  Year ended 7/31/00 .....             0.00            0.00            0.00            (.91)
  Year ended 7/31/99 .....             0.00            0.00            0.00           (2.56)
  Year ended 7/31/98 .....             0.00            0.00            0.00           (2.05)
  Advisor Class
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00           (1.50)
  Year ended 7/31/00 .....             0.00            0.00            0.00            (.91)
  Year ended 7/31/99 .....             0.00            0.00            0.00           (2.56)
  Year ended 7/31/98 .....             0.00            (.09)           0.00           (2.05)
AllianceBernstein All-Asia
Investment Fund
  Class A
  Year ended 10/31/02 ....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 10/31/01 ....             0.00            0.00            0.00           (1.01)
  Year ended 10/31/00 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/99 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/98 ....             0.00            0.00            0.00            0.00
  Class B
  Year ended 10/31/02 ....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 10/31/01 ....             0.00            0.00            0.00           (1.01)
  Year ended 10/31/00 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/99 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/98 ....             0.00            0.00            0.00            0.00
  Class C
  Year ended 10/31/02 ....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 10/31/01 ....             0.00            0.00            0.00           (1.01)
  Year ended 10/31/00 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/99 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/98 ....             0.00            0.00            0.00            0.00
  Advisor Class
  Year ended 10/31/02 ....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 10/31/01 ....             0.00            0.00            0.00           (1.01)
  Year ended 10/31/00 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/99 ....             0.00            0.00            0.00            0.00
  Year ended 10/31/98 ....             0.00            0.00            0.00            0.00
AllianceBernstein Greater
China '97 Fund
  Class A
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/00 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/99 .....             0.00            0.00            0.00            0.00
  9/3/97++ to 7/31/98 ....             (.06)           0.00            0.00            0.00
  Class B
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/00 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/99 .....             0.00            0.00            0.00            0.00
  9/3/97++ to 7/31/98 ....             (.03)           (.01)           0.00            0.00
  Class C
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/00 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/99 .....             0.00            0.00            0.00            0.00
  9/3/97++ to 7/31/98 ....             (.03)           (.01)           0.00            0.00
  Advisor Class
  Year ended 7/31/02 .....          $  0.00         $  0.00         $  0.00         $  0.00
  Year ended 7/31/01 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/00 .....             0.00            0.00            0.00            0.00
  Year ended 7/31/99 .....             0.00            0.00            0.00            0.00
  9/3/97++ to 7/31/98 ....             (.07)           0.00            0.00            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on pages 56 and 57.

     Less Distributions                                                             Ratios/Supplemental Data
----------------------------                                 ---------------------------------------------------------------------

                   Total         Net Asset                                         Ratio of         Ratio of Net
Distributions    Dividends        Value,                        Net Assets,        Expenses         Income (Loss)
 in Excess of       and           End of           Total       End of Period      to Average         to Average        Portfolio
Capital Gains  Distributions      Period         Return (c)   (000 's omitted)     Net Assets         Net Assets      Turnover Rate
-------------  -------------   -----------      ----------   ----------------     ----------        -------------    -------------
   $ 0.00        $ 0.00           $11.84          (19.02)%       $ 81,213           2.10%               (.60)%             63%
     (.13)        (1.63)           14.62          (24.45)         125,402           1.79                (.23)              84
     0.00          (.91)           21.11           18.89          170,815           1.65(e)             (.46)             103
     0.00         (2.56)           18.57           (2.87)         125,729           1.80(e)              .39               89
     0.00         (2.09)           21.85           32.21          130,777           1.85(e)              .25               99

   $ 0.00        $ 0.00           $10.71          (19.66)%       $ 73,986           2.88%              (1.41)%             63%
     (.13)        (1.63)           13.33          (25.10)         121,639           2.54                (.98)              84
     0.00          (.91)           19.56           18.01          181,285           2.38(e)            (1.18)             103
     0.00         (2.56)           17.39           (3.52)         144,570           2.50(e)             (.34)              89
     0.00         (2.05)           20.76           31.22          137,425           2.56(e)             (.40)              99

   $ 0.00        $ 0.00           $10.73          (19.63)%       $ 24,924           2.84%              (1.36)%             63%
     (.13)        (1.63)           13.35          (25.07)          41,203           2.51                (.95)              84
     0.00          (.91)           19.58           17.99           60,984           2.36(e)            (1.18)             103
     0.00         (2.56)           17.41           (3.46)          45,845           2.50(e)             (.28)              89
     0.00         (2.05)           20.77           31.13           39,618           2.56(e)             (.41)              99

   $ 0.00        $ 0.00           $11.91          (18.87)%       $  4,610           1.80%               (.36)%             63%
     (.13)        (1.63)           14.68          (24.42)           5,729           1.48                 .02               84
     0.00          (.91)           21.18           19.21            9,196           1.34(e)             (.06)             103
     0.00         (2.56)           18.58           (2.54)           4,778           1.51(e)              .68               89
     0.00         (2.14)           21.79           32.55            3,143           1.56(e)              .39               99



   $ 0.00        $ 0.00           $ 4.57          (12.79)%       $  8,168           3.00%(d)           (1.99)%            207%
     (.10)        (1.11)            5.24          (38.77)           9,637           3.00(d)            (2.20)             150
     0.00          0.00             9.71           (7.17)          20,436           2.35(e)(f)         (1.51)             153
     0.00          0.00            10.46           78.50           40,040           2.45(d)(e)         (1.20)             119
     0.00          0.00             5.86          (22.28)           3,778           3.74(d)(e)         (1.50)              93

   $ 0.00        $ 0.00           $ 4.29          (13.33)%       $ 10,513           3.70%(d)           (2.69)%            207%
     (.10)        (1.11)            4.95          (39.25)          14,640           3.70(d)            (2.94)             150
     0.00          0.00             9.30           (7.83)          35,927           3.18(e)(f)         (2.32)             153
     0.00          0.00            10.09           76.71           38,108           3.48(d)(e)         (2.31)             119
     0.00          0.00             5.71          (22.73)           8,844           4.49(d)(e)         (2.22)              93

   $ 0.00        $ 0.00           $ 4.30          (13.31)%       $  2,805           3.70%(d)           (2.74)%            207%
     (.10)        (1.11)            4.96          (39.28)           3,695           3.70(d)            (2.93)             150
     0.00          0.00             9.32           (7.90)          11,284           3.18(e)(f)         (2.31)             153
     0.00          0.00            10.12           76.92           10,060           3.41(d)(e)         (2.21)             119
     0.00          0.00             5.72          (22.70)           1,717           4.48(d)(e)         (2.20)              93

   $ 0.00        $ 0.00           $ 4.64          (12.62)%       $  2,528           2.70%(d)           (1.69)%            207%
     (.10)        (1.11)            5.31          (38.68)           2,736           2.70(d)            (1.90)             150
     0.00          0.00             9.81           (6.93)           5,155           2.19(e)(f)         (1.31)             153
     0.00          0.00            10.54           78.64            4,746           2.45(d)(e)         (1.33)             119
     0.00          0.00             5.90          (21.96)           2,012           3.46(d)(e)         (1.22)              93



   $ 0.00        $ 0.00           $ 7.55          (10.65)%       $  2,253           2.50%(d)            1.18%(b)           63%
     0.00          0.00             8.45          (18.28)           2,039           2.51(d)(e)          (.09)(b)           64
     0.00          0.00            10.34           26.10            2,471           2.52(d)(e)          (.42)(b)          158
     0.00          0.00             8.20           69.42            1,011           2.52(d)(e)           .36(b)            94
     0.00          (.06)            4.84          (51.20)             445           2.52*(d)(e)         1.20*(b)           58

   $ 0.00        $ 0.00           $ 7.30          (11.08)%       $  3,266           3.20%(d)             .41%(b)           63%
     0.00          0.00             8.21          (18.95)           3,234           3.21(d)(e)          (.81)(b)           64
     0.00          0.00            10.13           24.75            4,047           3.22(d)(e)         (1.13)(b)          158
     0.00          0.00             8.12           68.46            1,902           3.22(d)(e)          (.22)(b)           94
     0.00          (.04)            4.82          (51.53)           1,551           3.22*(d)(e)          .53*(b)           58

   $ 0.00        $ 0.00           $ 7.30          (11.08)%       $  1,302           3.20%(d)             .50%(b)           63%
     0.00          0.00             8.21          (18.95)             877           3.21(d)(e)          (.84)(b)           64
     0.00          0.00            10.13           24.91            1,372           3.22(d)(e)         (1.31)(b)          158
     0.00          0.00             8.11           68.26              162           3.22(d)(e)          (.49)(b)           94
     0.00          (.04)            4.82          (51.53)             102           3.22*(d)(e)          .50*(b)           58

   $ 0.00        $ 0.00           $ 7.66          (10.20)%       $    196           2.20%(d)            1.28%(b)           63%
     0.00          0.00             8.53          (18.06)             386           2.21(d)(e)           .71(b)            64
     0.00          0.00            10.41           26.34              273           2.22(d)(e)          (.15)(b)          158
     0.00          0.00             8.24           69.90              161           2.22(d)(e)           .58(b)            94
     0.00          (.07)            4.85          (51.06)              60           2.22*(d)(e)         1.51*(b)           58

++    Commencement of operations.

*     Annualized.

(a)   Based on average shares outstanding.

(b)   Net of fee waiver and expense reimbursement.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(d) Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in (e) below, would have been as follows:

                                                       1998       1999      2000       2001      2002
                                                       -----      -----     -----      -----     -----
AllianceBernstein Health Care Fund
  Class A                                                 --         --      1.96%*       --        --
  Class B                                                 --         --      2.67%*       --        --
  Class C                                                 --         --      2.67%*       --        --
  Advisor Class                                           --         --      1.65%        --        --
AllianceBernstein International Premier Growth Fund
  Class A                                               5.19%*     3.26%       --         --        --
  Class B                                               6.14%*     3.93%       --         --      3.25%
  Class C                                               6.00%*     3.92%       --         --      3.20%
  Advisor Class                                         6.28%*     2.96%       --         --        --
AllianceBernstein All-Asia Investment Fund
  Class A                                               4.63%      2.93%       --       3.19%     4.26%
  Class B                                               5.39%      3.96%       --       4.00%     5.11%
  Class C                                               5.42%      3.89%       --       3.94%     5.00%
  Advisor Class                                         4.39%      2.93%       --       2.89%     3.96%
AllianceBernstein Greater China '97 Fund
  Class A                                              18.27%*    19.68%     9.92%      9.50%    10.82%
  Class B                                              19.18%*    20.22%    10.72%     10.28%    11.56%
  Class C                                              19.37%*    20.41%    10.01%     10.13%    11.28%
  Advisor Class                                        18.13%*    19.01%     9.61%      9.35%    10.57%

(e) Amounts do not reflect the impact of expense offset arrangements with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (d) above, would have been as follows:

      AllianceBernstein
      Growth Fund             1998
        Class A               1.21%
        Class B               1.93%
        Class C               1.92%
        Advisor Class          .92%

      AllianceBernstein
      Global Small Cap
      Fund                    1998       1999      2000     2001
        Class A               2.14%      2.33%     2.01%    2.13%
        Class B               2.86%      3.11%     2.75%    2.89%
        Class C               2.85%      3.12%     2.74%    2.88%
        Advisor Class         1.84%      2.10%     1.68%    1.82%

      AllianceBernstein
      Technology Fund         1998       1999
        Class A               1.65%      1.66%
        Class B               2.38%      2.38%
        Class C               2.38%      2.40%
        Advisor Class         1.36%      1.34%

      AllianceBernstein
      Worldwide
      Privatization Fund      1999       2000
        Class A               1.91%      1.73%
        Class B               2.62%      2.46%
        Class C               2.61%      2.43%
        Advisor Class         1.61%      1.42%

      AllianceBernstein
      Greater China '97
      Fund                    1998       1999      2000     2001
        Class A               2.50%*     2.50%     2.50%    2.50%
        Class B               3.20%*     3.20%     3.20%    3.20%
        Class C               3.20%*     3.20%     3.20%    3.20%
        Advisor Class         2.20%*     2.20%     2.20%    2.20%

      AllianceBernstein
      New Europe Fund         1998       1999      2000
        Class A               1.84%      1.78%     1.64%
        Class B               2.54%      2.49%     2.36%
        Class C               2.54%      2.49%     2.35%
        Advisor Class         1.54%      1.50%     1.33%

      AllianceBernstein
      Quasar Fund             1998       1999      2000
        Class A               1.60%      1.68%     1.67%
        Class B               2.38%      2.45%     2.42%
        Class C               2.37%      2.44%     2.42%
        Advisor Class         1.37%      1.41%     1.38%

      AllianceBernstein
      Premier Growth
      Fund                    1998
        Class A               1.58%
        Class B               2.27%
        Class C               2.27%
        Advisor Class         1.25%

      AllianceBernstein
      All-Asia Investment
      Fund                    1998       1999      2000
        Class A               3.70%      2.43%     2.34%
        Class B               4.44%      3.46%     3.17%
        Class C               4.44%      3.39%     3.16%
        Advisor Class         3.41%      2.43%     2.18%

      AllianceBernstein
      International
      Premier Growth                     1999
        Class A                          2.50%
        Class B                          3.20%
        Class C                          3.20%
        Advisor Class                    2.20%

(f) Includes interest expenses. If AllianceBernstein All-Asia Fund had not borne interest expenses, the ratio of expenses (net of interest expenses to average net assets would have been 2.30%, 3.13% and 3.13% for Class A, Class B and Class C, respectively for 2000.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------

The following is additional information about the United Kingdom, Japan, Greater China countries and Korea.

Investment in United Kingdom Issuers. Investment in securities of United Kingdom issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of the Fund's investment denominated in the British pound sterling will fluctuate with pound sterling-dollar exchange rate movements. Between 1972, when the pound sterling was allowed to float against other currencies, and the end of 1992, the pound sterling generally depreciated against most major currencies, including the U.S. Dollar. Between September and December 1992, after the United Kingdom's exit from the Exchange Rate Mechanism of the European Monetary System, the value of the pound sterling fell by almost 20% against the U.S. Dollar. The pound sterling has since recovered due to interest rate cuts throughout Europe and an upturn in the economy of the United Kingdom. The average exchange rate of the U.S. Dollar to the pound sterling was
1.50 in 1993 and 1.50 in 2002.

The United Kingdom's largest stock exchange is the London Stock Exchange, which is the third largest exchange in the world. As measured by the FT-SE 100 index, the performance of the 100 largest companies in the United Kingdom reached 6930.2 at the end of 1999, up approximately 18% from the end of 1998. The FT-SE 100 index closed at 3940.4 at the end of 2002 down approximately 43% from the end of 1999.

The Economic and Monetary Union ("EMU") became fully implemented on February 28, 2002, when a common currency (the Euro) became the exclusive currency for European countries that meet the eligibility criteria and choose to participate. Although the United Kingdom meets the eligibility criteria, the government has not taken any action to join the EMU.

From 1979 until 1997 the Conservative Party controlled Parliament. In the May 1, 1997 general elections, however, the Labour Party, led by Tony Blair, won a majority in Parliament, gaining 418 of 659 seats in the House of Commons. Mr. Blair, who was appointed Prime Minister, launched a number of reform initiatives, including an overhaul of the monetary policy framework intended to protect monetary policy from political forces by vesting responsibility for setting interest rates in a new Monetary Policy Committee headed by the Governor of the Bank of England, as opposed to the Treasury. Prime Minister Blair also undertook a comprehensive restructuring of the regulation of the financial services industry. The Labour Party was re-elected on June 7, 2001 and now holds 410 of the 659 seats in the House of Commons. For further information regarding the United Kingdom, see the SAI of AllianceBernstein New Europe Fund.

Investment in Japanese Issuers. Investment in securities of Japanese issuers involves certain considerations not present with investment in securities of U.S. issuers. As with any investment not denominated in the U.S. Dollar, the U.S. dollar value of each Fund's investments denominated in the Japanese yen will fluctuate with yen-dollar exchange rate movements. Between 1985 and 1995, the Japanese yen generally appreciated against the U.S. Dollar. Thereafter, the Japanese yen generally depreciated against the U.S. Dollar until mid-1998, when it began to appreciate. In September 1999 the Japanese yen reached a 43-month high against the U.S. Dollar, precipitating a series of interventions by the Japanese government in the currency market, which succeeded in slowing the appreciation of the Japanese yen against the U.S. Dollar. In 2001 the Japanese yen began to depreciate against the U.S. Dollar, reaching a three-year low by year end.

Japan's largest stock exchange is the Tokyo Stock Exchange, the First Section of which is reserved for larger, established companies. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak in 1989. Thereafter, the TOPIX declined approximately 50% through the end of 1997. On December 31, 1999 the TOPIX closed at 1722.20, up approximately 58% from the end of 1998. Since 1999, the TOPIX has declined, closing at 843.29 at the end of 2002, down approximately 50% from the end of 1999.

Since the early 1980s, Japan has consistently recorded large current account trade surpluses with the U.S. that have caused difficulties in the relations between the two countries. On October 1, 1994, the U.S. and Japan reached an agreement that was expected to lead to more open Japanese markets with respect to trade in certain goods and services. Since then, the two countries have agreed in principle to increase Japanese imports of American automobiles and automotive parts, as well as other goods and services. Nevertheless, the surpluses have persisted and it is expected that continuing the friction between the U.S. and Japan with respect to trade issues will continue for the foreseeable future.

Each Fund's investments in Japanese issuers will be subject to uncertainty resulting from the instability of recent Japanese ruling coalitions. From 1955 to 1993, Japan's government was controlled by a single political party, the conservative Liberal Democratic party (the "LDP"). Since 1993, Japan has been ruled by six different governments and seven prime ministers. While the LDP remains Japan's largest party and continues to dominate Japanese politics, the LDP has not always been able to gain the majority of either house of the parliament and has had to form coalitions with other parties. The current Prime Minister is Junichiro Koizumi, who was elected by the LDP in April 2001 to replace Yoshiro Mori. For the past several years, Japan's banking industry has been weakened by a significant amount of problem loans. Following the insolvency of one of Japan's largest banks in November 1997, the government


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proposed several plans designed to strengthen the weakened banking sector. In
October 1998, the Japanese parliament approved several new laws that made $508 billion in public funds available to increase the capital of Japanese banks, to guarantee depositors' accounts and to nationalize the weakest banks. Despite these measures, Japanese banks remain in a very weakened condition. The government is formulating new plans to restore the banking sector to good health as well as to reinvigorate Japan's stalled economy. For further information regarding Japan, see the SAI of AllianceBernstein All-Asia Investment Fund.

Investment in Greater China Issuers. China, in particular, but Hong Kong and Taiwan, as well, in significant measure because of their existing and increasing economic, and now in the case of Hong Kong, direct political ties with China, may be subject to a greater degree of economic, political and social instability than is the case in the United States.

China's economy is very much in transition. While the government still controls production and pricing in major economic sectors, significant steps have been taken toward capitalism and China's economy has become increasingly market oriented. China's strong economic growth and ability to attract significant foreign investment in recent years stem from the economic liberalization initiated by Deng Xiaoping, who assumed power in the late 1970s. The economic growth, however, has not been smooth and has been marked by extremes in many respects of inordinate growth, which has not been tightly controlled, followed by rigid measures of austerity.

The rapidity and erratic nature of the growth have resulted in inefficiencies and dislocations, including at times high rates of inflation.

China's economic development has occurred notwithstanding the continuation of the power of China's Communist Party and China's authoritarian government control, not only of centrally planned economic decisions, but of many aspects of the social structure. While a significant portion of China's population has benefited from China's economic growth, the conditions of many leave much room for improvement. Notwithstanding restrictions on freedom of expression and the absence of a free press, and notwithstanding the extreme manner in which past unrest has been dealt with, the 1989 Tianamen Square uprising being a recent reminder, the potential for renewed popular unrest associated with demands for improved social, political and economic conditions cannot be dismissed.

Following the death of Deng Xiaoping in February 1997, Jiang Zemin became the leader of China's Communist Party. The transfer of political power progressed smoothly and Jiang continued the market-oriented policies of Deng. In November 2002, Jiang was succeeded by Hu Jintao as the leader of China's Communist Party, but Jiang remains powerful. Currently, China's major economic challenge centers on reforming or eliminating inefficient state-owned enterprises without creating an unacceptable level of unemployment. Recent capitalistic policies have in many respects effectively outdated the Communist Party and the governmental structure, but both remain entrenched. The Communist Party still controls access to governmental positions and closely monitors governmental action.

In addition to the economic impact of China's internal political uncertainties, the potential effect of China's actions, not only on China Itself, but on Hong Kong and Taiwan as well, could also be significant.

China is heavily dependent on foreign trade, particularly with Japan, the U.S., South Korea and Taiwan, as well as trade with Hong Kong. Political developments adverse to its trading partners, as well as political and social repression, could cause the U.S. and others to alter their trading policy towards China. China's long sought admission to the World Trade Organization, however, which became effective on January 1, 2002, enhances China's status in the international community. With much of China's trading activity being funneled through Hong Kong and with trade through Taiwan becoming increasingly significant, any sizable reduction in demand for goods from China would have negative implications for both countries. China is believed to be the largest investor in Hong Kong and its markets and an economic downturn in China would be expected to reverberate through Hong Kong's markets as well.

China has committed by treaty to preserve Hong Kong's autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. Hong Kong is headed by a chief executive, appointed by the central government of China, whose power is checked by both the government of China and a Legislative Council. Although Hong Kong voters voted overwhelmingly for pro-democracy candidates in the May 1998 election and again in the September 2000 election (although by a smaller margin), it remains possible that China could exert its authority so as to alter the economic structure, political structure or existing social policy of Hong Kong. Investor and business confidence in Hong Kong can be affected significantly by such developments, which in turn can affect markets and business performance. In this connection, it is noted that a substantial portion of the companies listed on the Hong Kong Stock Exchange are involved in real estate-related activities.

The securities markets of China and to a lesser extent Taiwan, are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, AllianceBernstein Greater China '97 Fund may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of China and Taiwan is restricted or controlled to varying degrees. These restrictions or controls, which apply to the AllianceBernstein Greater China '97 Fund, may at times limit or preclude


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

investment in certain securities and may increase the cost and expenses of the Fund. China and Taiwan require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from China and Taiwan is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose restrictions on foreign capital remittances.

AllianceBernstein Greater China '97 Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. The liquidity of the Fund's investments in any country in which any of these factors exists could be affected by any such factor or factors on the Fund's investments. The limited liquidity in certain Greater China markets is a factor to be taken into account in the Fund's valuation of portfolio securities in this category and may affect the Fund's ability to dispose of securities in order to meet redemption requests at the price and time it wishes to do so. It is also anticipated that transaction costs, including brokerage commissions for transactions both on and off the securities exchanges in Greater China countries, will be higher than in the U.S.

Issuers of securities in Greater China countries are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as timely disclosure of information, insider trading rules, restrictions on market manipulation and shareholder proxy requirements. Reporting, accounting and auditing standards of Greater China countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of Greater China country issuers than to investors in securities of U.S. issuers.

Investment in Greater China companies that are in the initial stages of their development involves greater risk than is customarily associated with securities of more established companies. The securities of such companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of established companies or broad market indices.


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For more information about the Funds, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and are legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:          Alliance Global Investor Services
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102

You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.

Fund                                                           SEC File No.
----                                                           ------------
AllianceBernstein Premier Growth Fund                          811-06730
AllianceBernstein Growth Fund                                  811-05088
AllianceBernstein Mid-Cap Growth Fund                          811-00204
AllianceBernstein Quasar Fund                                  811-01716
AllianceBernstein Technology Fund                              811-03131
AllianceBernstein Health Care Fund                             811-09329
AllianceBernstein International Premier Growth Fund            811-08527
AllianceBernstein Global Small Cap Fund                        811-01415
AllianceBernstein Worldwide Privatization Fund                 811-08426
AllianceBernstein New Europe Fund                              811-06028
AllianceBernstein All-Asia Investment Fund                     811-08776
AllianceBernstein Greater China '97 Fund                       811-08201

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Privacy Notice (This information is not part of the Prospectus.)

Alliance Capital Management L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.
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